UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN
PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CORPORATE CAPITAL TRUST II

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

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	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

CORPORATE CAPITAL TRUST II

CNL Center at City Commons, Tower I

450 South Orange Avenue

Orlando, Florida 32801

[●], 2018

Dear Fellow Shareholders:

We invite you to attend a Special Meeting of Shareholders (the “Special Meeting”) of Corporate Capital Trust II (the “Company”), which will be held at the principal offices of the Company located at CNL Center at City Commons, Tower I, 450 South Orange Avenue, Orlando, Florida, 32801, on [●], 2018 at [●] [a.m.][p.m.], Eastern Time.

On December 11, 2017, the Company’s existing investment sub-advisor, KKR Credit Advisors (US) LLC (“KKR Credit”), and Franklin Square Holdings, L.P. (“FS Investments”) announced that they had entered into agreements to form a joint venture to create an $18 billion middle market alternative lending platform. In connection with those agreements, the Company is seeking shareholder approval for the appointment of the joint venture as investment advisor to the Company, replacing the Company’s existing investment advisory agreement with CNL Fund Advisors II, LLC and sub-advisory agreement with KKR Credit.

The proposals require the holders of at least 50% of the outstanding shares, par value $0.001 per share, of the Company (the “Shares”) to be present at the Special Meeting in order for the proposals to be voted upon. In addition, the proposals require the affirmative vote of the holders of at least 67% of the outstanding Shares. Because there are more than [●] shareholders of record, your vote is very important.

Your vote is very important! Your immediate response will help avoid potential delays.

The proposals you will be asked to consider at the Special Meeting are detailed briefly below and are explained in the enclosed Notice of Special Meeting of Shareholders and proxy statement. At the Special Meeting, you will be asked to:

(i) approve a new investment advisory agreement, by and between the Company and KKR Credit, and a new investment advisory agreement, by and between the Company and an affiliate of FS Investments (“FS Adviser”), pursuant to which KKR Credit and FS Adviser will act as investment co-advisers to the Company; and

(ii) approve a new investment advisory agreement, by and between the Company and FS/KKR Advisor, LLC, a newly-formed investment adviser jointly operated by KKR Credit and an affiliate of FS Investments (the “Joint Advisor”), pursuant to which the Joint Advisor will act as investment adviser to the Company.

The trustees of the Company who voted on the matters described in the proxy statement unanimously recommend that you vote FOR each of the proposals to be considered and voted on at the Special Meeting. No other business will be presented at the Special Meeting.

It is important that your Shares be represented and voted at the Special Meeting. Therefore, we urge you to promptly vote and submit your proxy via the Internet or by phone, or by signing, dating and returning the enclosed proxy card or voting instruction form in the enclosed envelope. If you attend the Special Meeting, you can vote in person, even if you have previously submitted your proxy. Your vote and participation in the governance of the Company are very important to us.

On behalf of the board of trustees of the Company, we would like to express our appreciation for your investment in Corporate Capital Trust II. We look forward to greeting as many of you as possible at the Special Meeting.

Sincerely,

/s/ Chirag J. Bhavsar

Chirag J. Bhavsar
Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, and Trustee

YOUR VOTE IS IMPORTANT

PLEASE SUBMIT YOUR PROXY PROMPTLY

Please help reduce corporate expenses by submitting your vote via the Internet at www.proxyvote.com.

CORPORATE CAPITAL TRUST II

CNL Center at City Commons, Tower I

450 South Orange Avenue

Orlando, Florida 32801

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Date:	[●], 2018

Time:	[●] [a.m.][p.m.] Eastern Time

Place:	CNL Center at City Commons, Tower I 450 South Orange Avenue 13th Floor Orlando, Florida 32801

Record Date:	[●], 2018. Only shareholders of record as of the close of business on the record date are entitled to notice of, to attend and to vote at the Special Meeting.

Items of Business:

●     To approve a new investment advisory agreement, by and between the Company and KKR Credit Advisors (US) LLC (“KKR Credit”), and a new investment advisory agreement, by and between the Company and an affiliate of Franklin Square Holdings, L.P. (“FS Investments” and, such adviser, “FS Adviser”), pursuant to which KKR Credit and FS Adviser will act as investment co-advisers to the Company; and

●     To approve a new investment advisory agreement, by and between the Company and FS/KKR Advisor, LLC, a newly-formed investment adviser jointly operated by KKR Credit and an affiliate of FS Investments (the “Joint Advisor”), pursuant to which the Joint Advisor will act as investment adviser to the Company.

Proxy Voting:

Important. Please authorize your proxy to vote your shares promptly to ensure the presence of a quorum at the Special Meeting. You may execute the proxy card using the methods described in the proxy card. Submitting your proxy now will not prevent you from voting your shares in person at the Special Meeting, as your proxy is revocable at your option. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by attending the Special Meeting and voting in person.

For Assistance. If you have any questions or need assistance voting, please call our proxy solicitor, Broadridge Investor Communication Solutions, Inc., at (855) 835-8319.

The Company has enclosed a copy of the proxy statement and the proxy card. The Company’s Proxy Statement, the Notice of Special Meeting of Shareholders and the proxy card are available at www.corporatecapitaltrustii.com/investor-resources.

If you plan to attend the Special Meeting and vote your Shares in person, you will need to bring photo identification in order to be admitted to the Special Meeting.

To obtain directions to the Special Meeting, please call the Company at (866) 650-0650.

By Order of the Board of Trustees,

/s/ Kirk A. Montgomery
Kirk A. Montgomery
Secretary

Orlando, Florida
[●], 2018

The use of cameras (for still or video recording) at the Special Meeting is prohibited and will not be allowed into the meeting or any other adjacent areas, except by credentialed media. We realize that many mobile phones have built-in cameras; while these phones may be brought into the venue, the camera function may not be used at any time.

CORPORATE CAPITAL TRUST II

CNL Center at City Commons, Tower I

450 South Orange Avenue

Orlando, Florida 32801

SPECIAL MEETING OF SHAREHOLDERS

To Be Held On [●], 2018

PROXY STATEMENT

INFORMATION ABOUT THE SPECIAL MEETING AND THE VOTE

Corporate Capital Trust II (the “Company”) has made these proxy materials available to you on the Internet or has delivered printed versions of these materials to you by mail in connection with the solicitation of proxies by the board of trustees of the Company for use at the Special Meeting of Shareholders to be held on [●], 2018, at [●] [a.m.][p.m.] Eastern Time, and any postponements or adjournments thereof (the “Special Meeting”). The Special Meeting will be held at the principal offices of the Company located at CNL Center at City Commons, Tower I, 450 South Orange Avenue, Orlando, Florida, 32801. You are invited to attend the Special Meeting and requested to vote on the proposals described in this proxy statement (this “Proxy Statement”).

The Company’s proxy materials for the Special Meeting, including this Proxy Statement and the Notice of Special Meeting of Shareholders (the “Notice of Special Meeting”) were first sent or made available to shareholders on or about [●], 2018.

Items of Business

The Company is requesting that shareholders vote on two items at the Special Meeting:

(i)	the proposal to approve a new investment advisory agreement, by and between the Company and KKR Credit Advisors (US) LLC (“KKR Credit”) (the “KKR Investment Co-Advisory Agreement”), and a new investment advisory agreement, by and between the Company and an affiliate of Franklin Square Holdings, L.P. (“FS Investments” and, such adviser, “FS Adviser”) (the “FS Adviser Investment Co-Advisory Agreement” and, together with the KKR Investment Co-Advisory Agreement, the “Investment Co-Advisory Agreements”), pursuant to which KKR Credit and FS Adviser will act as investment co-advisers to the Company (such proposal, the “Investment Co-Advisory Agreements Proposal”); and

(ii)	the proposal to approve a new investment advisory agreement, by and between the Company and FS/KKR Advisor, LLC, a newly-formed investment adviser jointly operated by KKR Credit and an affiliate of FS Investments (the “Joint Advisor”) (the “Joint Advisor Investment Advisory Agreement”), pursuant to which the Joint Advisor will act as investment adviser to the Company (such proposal, the “Joint Advisor Investment Advisory Agreement Proposal”).

Background

The Company currently receives investment advisory services from CNL Fund Advisors II, LLC (“CNL”) pursuant to the Investment Advisory Agreement, dated September 24, 2015, by and between the Company and CNL (the “Current Investment Advisory Agreement”). The Company also currently receives administrative services from CNL pursuant to the Administrative Services Agreement, dated September 24, 2015, by and between the Company and CNL (the “Current Administrative Services Agreement”). KKR Credit acts as the Company’s investment sub-adviser pursuant to the Investment Sub-Advisory Agreement, dated September 24, 2015, by and between CNL and KKR Credit (the “Current Investment Sub-Advisory Agreement”).

As the Company announced on December 11, 2017, the Company’s board of trustees (the “Board”) began a review of potential changes to the Company’s investment advisory agreements following the announcement by KKR Credit, the Company’s investment sub-adviser, of its intention to form a joint venture with FS Investments and proposal to provide investment advisory services to the Company. Following such review, the Company now desires to enter into new investment advisory relationships with KKR Credit and FS Adviser pursuant to the Investment Co-Advisory Agreements or with the Joint Advisor pursuant to the Joint Advisor Investment Advisory Agreement. As part of the change in investment advisory services, CNL intends to resign as the investment adviser to the Company on or prior to the effectiveness of the Investment Co-Advisory Agreements or the Joint Advisor Investment Advisory Agreement (the date of such termination, the “CNL End Date”). The voting members of the Board, including all of the members of the Board who are not parties to the Investment Co-Advisory Agreements or the Joint Advisor Investment Advisory Agreement, or “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), of any such party, have approved the Investment Co-Advisory Agreements and the Joint Advisor Investment Advisory Agreement, and have deemed entry into such agreements to be in the best interests of the Company and its shareholders. The Board is seeking the approval by the shareholders of the Company of the Investment Co-Advisory Agreements Proposal and the Joint Advisor Investment Advisory Agreement Proposal.

Consequences of Approval

If the shareholders of the Company approve the Joint Advisor Investment Advisory Agreement Proposal, then the Joint Advisor would serve as investment adviser to the Company pursuant to the Joint Advisor Investment Advisory Agreement from and after the Joint Advisor Effective Date (as defined herein). The “Joint Advisor Effective Date” means such date that (i) the shareholders of the Company and the stockholders of a business development company (“BDC”) currently advised by KKR Credit, specifically, Corporate Capital Trust, Inc. (“CCT”) and the stockholders of certain BDCs sponsored by FS Investments, specifically, FS Investment Corporation (“FSIC”), FS Investment Corporation II (“FSIC II”), FS Investment Corporation III (“FSIC III”) and FS Investment Corporation IV (“FSIC IV” and together with FSIC, FSIC II and FSIC III, the “FSIC Funds”), approve their respective investment advisory agreements with the Joint Advisor, and (ii) Exemptive Relief (as defined herein) has been obtained.

If the shareholders of the Company approve the Investment Co-Advisory Agreements Proposal, KKR Credit and FS Adviser would serve as investment co-advisers to the Company pursuant to the Investment Co-Advisory Agreements from the later of the date of such approval and the Closing Date (as defined herein) until the Joint Advisor Effective Date. The “Closing Date” means the first day of the month immediately following the month in which the last of the following occurs: (i) the stockholders of FSIC II approve (A) an investment advisory and administrative services agreement with the Joint Advisor and (B) investment advisory and administrative services agreements with each of FSIC II Advisor, LLC, the current investment adviser to FSIC II (“FSIC II Advisor”), and KKR Credit and (ii) either (X) the stockholders of FSIC approve (1) an investment advisory agreement with the Joint Advisor and (2) investment advisory agreements with each of FB Income Advisor, LLC, the current investment adviser to FSIC (“FB Income Advisor”), and KKR Credit or (Y) the stockholders of FSIC III approve (A) an investment advisory and administrative services agreement with the Joint Advisor and (B) investment advisory and administrative services agreements with each of FSIC III Advisor, LLC, the current investment adviser to FSIC III (“FSIC III Advisor”), and KKR Credit.

If the Joint Advisor Effective Date occurs on the same day as the Closing Date, then the Joint Advisor would serve as investment adviser to the Company pursuant to the Joint Advisor Investment Advisory Agreement and the Investment Co-Advisory Agreements would not become effective. If the Joint Advisor Effective Date occurs after the Closing Date, then KKR Credit and FS Adviser would serve as investment co-advisers to the Company pursuant to the Investment Co-Advisory Agreements from the later of the date approval of such agreements is obtained and the Closing Date until the Joint Advisor Effective Date, and the Investment Co-Advisory Agreements would automatically terminate upon the effectiveness of the Joint Advisor Investment Advisory Agreement.

Accordingly, in order for KKR Credit and FS Adviser to serve as investment co-advisers to the Company pursuant to the Investment Co-Advisory Agreements, the shareholders of the Company must approve the Investment Co-Advisory Agreements Proposal and the other conditions to the Closing Date must be satisfied or (to the extent permitted) waived, and in order for the Joint Advisor to serve as investment adviser to the Company pursuant to the Joint Advisor Investment Advisory Agreement, the shareholders of the Company must approve the Joint Advisor Investment Advisory Agreement Proposal and the other conditions to the Joint Advisor Effective Date must be satisfied or (to the extent permitted) waived.

KKR Credit and FB Income Advisor, FSIC II Advisor, FSIC III Advisor and FSIC IV Advisor, LLC, the current investment adviser to FSIC IV (collectively, the “FS Advisor Entities”), have agreed to coordinate their activities during the period in which the Investment Co-Advisory Agreements and the Joint Advisor Investment Advisory Agreement would be in effect to avoid duplication of efforts and ensure a balanced and effective allocation of responsibilities and net fee revenue earned by KKR Credit, the FS Advisor Entities and the Joint Advisor, and efficiency in the provision of the required services to the Company thereunder. In addition, KKR Credit and the FS Advisor Entities anticipate that in the event the Closing Date occurs prior to the approval of the Investment Co-Advisory Agreements Proposal or the Joint Advisor Investment Advisory Agreement Proposal, then the Company may, subject to approval of the Board, enter into interim investment advisory agreements pursuant to Rule 15a-4 under the 1940 Act with KKR Credit and FS Adviser.

The Investment Co-Advisory Agreements Proposal and the Joint Advisor Investment Advisory Agreement Proposal are not contingent on one another. However, if the shareholders of the Company do not approve both the Investment Co-Advisory Agreements Proposal and the Joint Advisor Investment Advisory Agreement Proposal, then the Board will consider and evaluate its options to determine what alternatives are in the Company’s best interests and that of the Company’s shareholders.

Base Management Fee and Incentive Fee Under the Agreements

The base management fee will be reduced from 2.00% under the Current Investment Advisory Agreement to 1.50% under the Investment Co-Advisory Agreements (in the aggregate) and the Joint Advisor Investment Advisory Agreement. In addition, the calculation of the base management fee under the Investment Co-Advisory Agreements and the Joint Advisor Investment Advisory Agreement will exclude cash and cash equivalents from gross assets, as compared to the Current Investment Advisory Agreement, which includes cash and cash equivalents within the definition of gross assets.

Under the Current Investment Advisory Agreement (i) the hurdle rate is 1.75% per quarter and (ii) the “catch-up” feature begins at 2.1875%. Under the Investment Co-Advisory Agreements (in the aggregate) and the Joint Advisor Investment Advisory Agreement, the hurdle rate and the “catch-up” feature will remain unchanged. The incentive fee under the Investment Co-Advisory Agreements (in the aggregate) and the Joint Advisor Investment Advisory Agreement will otherwise remain substantially consistent with the Current Investment Advisory Agreement. See “Proposal 1—Terms of the KKR Investment Co-Advisory Agreement—Fees and Expenses,” “Proposal 1—Terms of the FS Adviser Investment Co-Advisory Agreement—Fees and Expenses” and “Proposal 2—Terms of the Joint Advisor Investment Advisory Agreement—Fees and Expenses.”

Composition of the Board Following Entry into the Agreements

On the date that is the later of the Closing Date and the date on which the shareholders of the Company approve either or both of the Investment Co-Advisory Agreements Proposal and the Joint Advisor Investment Advisory Agreement Proposal (such applicable date, the “Board Appointment Date”), then, subject to nomination by and approval of the Board, KKR Credit and the FS Advisor Entities (acting collectively) have agreed that they will each be entitled to recommend the appointment of one “interested” trustee to the Board, to the extent that the applicable party does not have an appointee on the Board at such time. KKR Credit currently has one appointee, Todd C. Builione, serving as an “interested” trustee to the Board. In addition, the FS Advisor Entities will be entitled to recommend, subject to approval by the Board, the appointment of one “independent” trustee to the Board on the Board Appointment Date. Recommendations for the appointment of trustees to the Board will be considered and evaluated by the nominating and governance committee of the Board pursuant to the procedures set forth in such committee’s charter. The Company expects that, upon effectiveness of the Investment Co-Advisory Agreements or the Joint Advisor Investment Advisory Agreement, the interested trustee affiliated with CNL will resign from the Board.

Executive Officers Following Entry into the Agreements

On the date that is the later of the Closing Date and the date on which the shareholders of the Company approve either or both of the Investment Co-Advisory Agreements Proposal and the Joint Advisor Investment Advisory Agreement Proposal, then the executive officers affiliated with CNL are expected to resign, and, subject to the nomination by and approval by the Board, KKR Credit and FS Adviser expect to recommend officers of KKR Credit and FS Adviser to fill each of the Company’s officer roles.

Record Date

Only shareholders of record as of the close of business on [●], 2018 (the “Record Date”) are entitled to notice of, to attend and to vote at, the Special Meeting and any postponements and/or adjournments thereof. As of the Record Date, there were [●] issued and outstanding Shares held by [●] holders of record entitled to vote at the Special Meeting.

Proxy and Voting Procedures

Shareholders are entitled to one vote for each Share held, and may vote in person at the Special Meeting or by proxy in accordance with the instructions provided below.

Your vote is important. By authorizing a proxy promptly, the expense of a second mailing and/or additional solicitations by other means, including, in person and by telephone, facsimile, and email may be avoided.

Voting by Shareholders of Record

If your Shares are registered directly in your name with the Company’s transfer agent, DST Systems, Inc., you are considered the shareholder of record with respect to those Shares, and the Notice of Special Meeting and other proxy materials were furnished directly to you by the Company. If you are a shareholder of record, there are four ways to vote:

●	In person. You may vote in person at the Special Meeting by requesting a ballot when you arrive. You must bring valid picture identification such as a driver’s license or passport and may be requested to provide proof of Share ownership as of the Record Date.

●	Via the Internet. You may vote by proxy via the Internet by visiting www.proxyvote.com and entering the control number found on the proxy card. After inputting the control number, you may direct your proxy how to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions.

●	By Telephone. You may vote by proxy by calling the toll free number and entering the control number located on the proxy card. After inputting the control number, you may direct your proxy how to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions.

●	By Mail. If you receive or request printed copies of the proxy materials by mail, you will receive a proxy card; and you may vote by proxy by filling out the enclosed proxy card and returning it in the envelope provided. Allow sufficient time for your proxy card to be timely received by 5:00 p.m. Eastern Time, the day before the Special Meeting.

Voting by Beneficial Owners of Shares

If your Shares are held by a broker or other custodian, the proxy materials were furnished to the broker or other custodian that holds your Shares. If you are the beneficial owner of Shares, there are four ways you can vote:

●	In person. If you are the beneficial owner of Shares held by a broker or other custodian and you wish to vote your Shares in person at the Special Meeting, you must obtain a “legal proxy” from the broker or other custodian that holds your Shares. A legal proxy is a written document that will authorize you to vote your Shares held by a broker or other custodian at the Special Meeting. Please contact the broker or other custodian that holds your Shares for instructions regarding obtaining a legal proxy.

You must bring a copy of the legal proxy to the Special Meeting and request a ballot when you arrive. You must also bring valid picture identification, such as a driver’s license or passport. In order for your votes to be counted, you must hand both the copy of the legal proxy and your completed ballot to a Company representative to be provided to the inspector of election.

●	Via the Internet. You may vote by proxy via the Internet by visiting www.proxyvote.com and entering the control number found on the voting instruction form. The availability of Internet voting may depend on the voting process of the broker or other custodian that holds your Shares.

●	By Telephone. If you request printed copies of the proxy materials by mail, you will receive a voting instruction form; and you may vote by proxy by calling the toll free number and entering the control number found on the voting instruction form. The availability of telephone voting may depend on the voting process of the organization that holds your Shares.

●	By Mail. If you request printed copies of the proxy materials by mail, you will receive a voting instruction form; and you may vote by proxy by filling out the voting instruction form and returning it in the envelope provided. Please allow sufficient time for the proxy card to be timely received by 5:00 p.m. Eastern Time, the day before the Special Meeting.

Shares represented by valid proxies at the Special Meeting will be voted in accordance with the directions given. If the enclosed proxy card is signed and returned without any directions given, the Shares will be voted “FOR” both of the proposals described in this proxy statement.

Quorum; Adjournments

The presence in person or by proxy of the shareholders of the Company entitled to cast 50% of the votes entitled to be cast at the Special Meeting will constitute a quorum for the transaction of business. Your Shares will be counted for purposes of determining if there is a quorum, if you:

●	are entitled to vote and you are present in person at the Special Meeting; or

●	have properly voted by proxy via the Internet, by telephone or by mail.

Abstentions will be included when determining the presence of a quorum. Shares for which brokers have not received voting instructions from the beneficial owner of the Shares and do not have discretionary authority to vote the Shares on the Investment Co-Advisory Agreements Proposal or the Joint Advisor Investment Advisory Agreement Proposal, as the case may be (which are considered “broker non-votes” with respect to such proposals), will not be treated as Shares present for quorum purposes. If a quorum is not present, the Company may adjourn the Special Meeting to a date not more than 120 days after the Record Date without further notice, other than announcement at the Special Meeting, to solicit additional proxies. The persons named as proxies will vote those proxies “FOR” such adjournment. Any business that might have been transacted at the Special Meeting as originally noticed may be transacted at any adjourned meeting(s) at which a quorum is present.

If sufficient votes in favor of one proposal have been received by the time of the Special Meeting, such proposal will be acted upon and such actions will be final, regardless of any subsequent adjournments to consider the other proposal.

Vote Required; Broker Non-Votes; Effect of Abstentions

Approval of each of the Investment Co-Advisory Agreements Proposal and the Joint Advisor Investment Advisory Agreement Proposal requires the affirmative vote of the holders of a majority of the outstanding Shares entitled to vote at the Special Meeting. The 1940 Act defines “a majority of the outstanding Shares” as (a) 67% or more of the Shares present at the Special Meeting if the holders of more than 50% of the outstanding Shares are present or represented by proxy or (b) more than 50% of the outstanding Shares, whichever is less. You may vote for or against or abstain on each of the Investment Co-Advisory Agreements Proposal and the Joint Advisor Investment Advisory Agreement Proposal. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against the Investment Co-Advisory Agreements Proposal and the Joint Advisor Investment Advisory Agreement Proposal. Proxies received will be voted “FOR” the Investment Co-Advisory Agreements Proposal and the Joint Advisor Investment Advisory Agreement Proposal unless shareholders designate otherwise.

Shareholders of Record

If you are a shareholder of record, your properly executed proxy received prior to the Special Meeting, and not duly revoked, will be voted in accordance with your instructions marked thereon. However, if you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your Shares in the manner recommended by the Board on all matters presented in this Proxy Statement.

Beneficial Owners of Shares

If you are a beneficial owner of Shares held by a broker or other custodian, you may instruct the broker or other custodian that holds your Shares as to how to vote your Shares via the voting instruction form included with this proxy statement. All voting instruction forms timely received by the broker or other custodian that holds your Shares, and not duly revoked, will be voted in accordance with the instructions marked thereon. However, if you do not provide your broker or other custodian of your Shares with specific voting instructions, then your Shares are referred to as “uninstructed shares;” and whether your broker or other custodian has the discretion to vote such uninstructed shares on your behalf depends on the ballot item. Generally, the organization that holds your Shares may vote them in its discretion on “routine” matters. However, the broker or other custodian cannot vote uninstructed Shares on “non-routine” matters, such as the Investment Co-Advisory Agreements Proposal or the Joint Advisor Investment Advisory Agreement Proposal, and will inform the inspector of election that it does not have the authority to vote on such matters with respect to your Shares. This is referred to as a “broker non-vote.” For your vote to be counted on either the Investment Co-Advisory Agreements Proposal or the Joint Advisor Investment Advisory Agreement Proposal, you must submit your voting instruction form to your broker or other custodian.

Revocation of Proxies

You may revoke your proxy and change your vote before the proxies are voted at the Special Meeting. You may change your vote using the Internet or telephone methods described herein, prior to the applicable cutoff time before the Special Meeting, in which case only your latest Internet or telephone proxy will be counted. Alternatively, you may revoke your proxy and change your vote by signing and returning a new proxy dated as of a later date, or by attending the Special Meeting and voting in person. However, your attendance at the Special Meeting will not automatically revoke your proxy, unless you properly vote at the Special Meeting, or specifically request that your prior proxy be revoked by delivering a written notice of revocation to the Company prior to the Special Meeting at the following address: Corporate Capital Trust II, CNL Center at City Commons, Tower I, 450 South Orange Avenue, Orlando, Florida, 32801, Attention: Kirk A. Montgomery, Corporate Secretary.

Information Regarding this Solicitation

KKR Credit and FS Adviser are paying all costs associated with the solicitation of proxies for the Special Meeting. Broadridge Investor Communication Solutions, Inc., which we refer to as “Broadridge,” has been retained to assist in the solicitation of proxies at a cost that the Company anticipates will not exceed $24,000 plus out-of-pocket expenses.

In addition, KKR Credit and FS Adviser must pay brokers or other custodians representing beneficial owners of Shares certain fees associated with forwarding the printed proxy materials by mail to beneficial owners who specifically request them, and obtaining beneficial owners’ voting instructions. KKR Credit and FS Adviser will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by mail, proxies may be solicited by other means, including, in person and by telephone, facsimile, and email, by Broadridge and/or by trustees, officers and employees of the Company and its affiliates, none of whom will receive any additional compensation for their services.

Notice of Internet Availability of Proxy Materials

In accordance with regulations of the U.S. Securities and Exchange Commission (the “SEC”), the Company has made this Proxy Statement and the Notice of Special Meeting available to Shareholders on the Internet. Shareholders may (i) access and review the Company’s proxy materials, (ii) authorize their proxies, as described in “Proxy and Voting Procedures” below and/or (iii) elect to receive future proxy materials by electronic delivery, via the Internet address provided below.

This Proxy Statement and the Notice of Special Meeting are available at www.proxyvote.com.

Electronic Delivery of Proxy Materials

Pursuant to the rules adopted by the SEC, the Company furnishes proxy materials by email to those shareholders who have elected to receive their proxy materials electronically. While the Company encourages shareholders to take advantage of electronic delivery of proxy materials, which helps to reduce the environmental impact of special meetings and the cost associated with the physical printing and mailing of materials, shareholders who have elected to receive proxy materials electronically by email, as well as beneficial owners of Shares held by a broker or custodian, may request a printed set of proxy materials. Instructions on how to request a printed set of the proxy materials are provided in the section entitled “Proxy and Voting Procedures.”

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS

The following table presents certain information as of the Record Date, with respect to the beneficial ownership of the Company’s Shares by (i) each trustee, (ii) each executive officer, and (iii) all of the Company’s trustees and executive officers as a group. Based upon information furnished by the Company’s transfer agent and other information available to the Company, there are no persons known to the Company to beneficially own 5% or more of the outstanding Shares. As of the Record Date, there were [●] Shares issued and outstanding.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and includes voting or investment power with respect to the Shares. There are no Shares subject to options that are currently exercisable or exercisable within 60 days of the Record Date.

Unless otherwise indicated, to the Company’s knowledge, all persons named in the table below have sole voting power and sole investment power with respect to the Shares indicated as beneficially owned. In addition, unless otherwise indicated, the address for each person named below is c/o Corporate Capital Trust II, CNL Center at City Commons, Tower I, 450 South Orange Avenue, Orlando, Florida, 32801.

Name and Address of Beneficial Owner:	Number of Shares Beneficially Owned		Percentage of Class(1)
Interested Trustees:
Chirag J. Bhavsar(2)	32,644	(3)	*
Todd C. Builione	—		—
Independent Trustees:
Thomas W. Morgan	—		—
Mark D. Linsz	—		—
James H. Kropp	12,058		*
Executive Officers:
Kirk A. Montgomery	8,287	(3)	*
Executive Officers and Trustees as a group (6 persons)	52,989		*	%

*	Less than one percent.

(1)	Based on 12,515,997 Shares issued and outstanding as of December 18, 2017.

(2)	Mr. Bhavsar is an interested trustee and the Company’s Chief Executive Officer, Chief Financial Officer and Chief Operating Officer.

(3)	Consists of restricted stock units that have not yet vested and, with respect to Mr. Montgomery, 2,148 Shares.

HOUSEHOLDING

The Company combines mailings for multiple accounts going to a single household by delivering to that address, in a single envelope, a copy of the documents (annual reports, prospectuses, proxy statements, etc.) or other communications for all accounts who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the rules promulgated by the SEC. If you do not want the Company to continue consolidating your Company mailings and would prefer to receive separate mailings of Company communications, please contact the Company’s transfer agent, DST Systems, Inc. at (877) 628-8575 or by mail to Corporate Capital Trust II, c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, Missouri 64105-1594.

INVESTMENT ADVISER AND ADMINISTRATOR, INVESTMENT SUB-ADVISER,
MANAGING DEALER AND SUB-ADMINISTRATOR

Set forth below are the names and addresses of the Company’s investment adviser and administrator, investment sub-adviser, managing dealer and sub-administrator:

INVESTMENT ADVISER AND ADMINISTRATOR	INVESTMENT SUB-ADVISER	MANAGING DEALER	SUB-ADMINISTRATOR

CNL Fund Advisors II, LLC CNL Center at City Commons, Tower I 450 South Orange Avenue Orlando, Florida 32801	KKR Credit Advisors (US) LLC 555 California Street, 50th Floor San Francisco, California 94104	CNL Securities Corp CNL Center at City Commons, Tower I 450 South Orange Avenue Orlando, Florida 32801	State Street Bank and Trust Company State Street Financial Center One Lincoln Street Boston, Massachusetts 02111

PROPOSALS

Proposal No. 1 – Approval of Investment Co-Advisory Agreements

Background

The Company currently receives investment advisory services and administrative services from CNL pursuant to the Current Investment Advisory Agreement and the Current Administrative Services Agreement, respectively. KKR Credit acts as the Company’s investment sub-adviser pursuant to the Current Investment Sub-Advisory Agreement. As the Company announced on December 11, 2017, the Board began a review of potential changes to the Company’s investment advisory agreements following the announcement by KKR Credit, the Company’s investment sub-adviser, of its intention to form a joint venture with FS Investments and proposal to provide investment advisory services to the Company. Following such review, the Company now desires to enter into new investment advisory relationships with KKR Credit and FS Adviser pursuant to the Investment Co-Advisory Agreements or with the Joint Advisor pursuant to the Joint Advisor Investment Advisory Agreement. As part of the change in investment advisory services, CNL intends to resign as the investment adviser to the Company on the CNL End Date. Accordingly, KKR Credit, the FS Advisor Entities and certain other parties have entered into a master transaction agreement setting out the terms of the relationship between KKR Credit and the FS Advisor Entities whereby KKR Credit and FS Adviser would provide certain advisory services to the Company pursuant to the Investment Co-Advisory Agreements and FS Adviser and KKR Credit would provide certain administrative services to the Company pursuant to administrative services agreements. In addition, the FS Advisor Entities and KKR Credit agreed to operate the Joint Advisor for the purpose of advising the Company pursuant to the Joint Advisor Investment Advisory Agreement and providing certain administrative services to the Company pursuant to an administrative services agreement.

To effectuate the proposed investment advisory relationships with KKR Credit, the Company is seeking shareholder approval to enter into the Investment Co-Advisory Agreements and the Joint Advisor Investment Advisory Agreement, each of which would replace the Current Investment Advisory Agreement and the Current Investment Sub-Advisory Agreement as described herein.

The voting members of the Board, including all of the members of the Board who are not parties to the Investment Co-Advisory Agreements or the Joint Advisor Investment Advisory Agreement, or “interested persons,” as defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), of any such party, unanimously approved each of the Investment Co-Advisory Agreements and the Joint Advisor Investment Advisory Agreement, and has deemed entry into such agreements to be in the best interests of the Company and its shareholders, as described in the sections entitled “Board Consideration” and “Factors Considered by the Board” in this Proposal 1 and “Proposal 2: Approval of Joint Advisor Investment Advisory Agreement Proposal.”

Concurrently with seeking shareholder approval of the Investment Co-Advisory Agreements and the Joint Advisor Investment Advisory Agreement, KKR Credit is seeking exemptive relief in the form of either interpretive guidance from the SEC confirming that KKR Credit’s current co-investment relief order will extend to the FSIC Funds or a new co-investment exemptive relief order issued by the SEC to KKR Credit that will cover the FSIC Funds (the “Exemptive Relief”), in each case that would permit the FSIC Funds, together with the Company and CCT, following the effectiveness of the Joint Advisor Investment Advisory Agreement, to co-invest in privately negotiated investment transactions with certain accounts managed by KKR Credit. There can be no assurance of the timing of the approval of the application or whether the requested Exemptive Relief will be granted.

If the shareholders of the Company approve the Joint Advisor Investment Advisory Agreement Proposal, then the Joint Advisor would serve as investment adviser to the Company pursuant to the Joint Advisor Investment Advisory Agreement from and after the Joint Advisor Effective Date.

If the shareholders of the Company approve the Investment Co-Advisory Agreements Proposal, KKR Credit and FS Adviser would serve as investment co-advisers to the Company pursuant to the Investment Co-Advisory Agreements from the later of the date of such approval and the Closing Date until the Joint Advisor Effective Date.

If the Joint Advisor Effective Date occurs on the same day as the Closing Date, then the Joint Advisor would serve as investment adviser to the Company pursuant to the Joint Advisor Investment Advisory Agreement and the Investment Co-Advisory Agreements would not become effective. If the Joint Advisor Effective Date occurs after the Closing Date, then KKR Credit and FS Adviser would serve as investment co-advisers to the Company pursuant to the Investment Co-Advisory Agreements from the later of the date approval of such agreements is obtained and the Closing Date until the Joint Advisor Effective Date, and the Investment Co-Advisory Agreements would automatically terminate upon the effectiveness of the Joint Advisor Investment Advisory Agreement.

Accordingly, in order for KKR Credit and FS Adviser to serve as investment co-advisers to the Company pursuant to the Investment Co-Advisory Agreements, the shareholders of the Company must approve the Investment Co-Advisory Agreements Proposal, and the other conditions to the Closing Date must be satisfied or (to the extent permitted) waived, and in order for the Joint Advisor to serve as investment adviser to the Company pursuant to the Joint Advisor Investment Advisory Agreement, the shareholders of the Company must approve the Joint Advisor Investment Advisory Agreement Proposal, and the other conditions to the Joint Advisor Effective Date must be satisfied or (to the extent permitted) waived.

In addition, KKR Credit and the FS Advisor Entities anticipate that in the event the Closing Date occurs prior to the approval of the Investment Co-Advisory Agreements Proposal or the Joint Advisor Investment Advisory Agreement Proposal, then the Company may, subject to approval of the Board, enter into interim investment advisory agreements pursuant to Rule 15a-4 under the 1940 Act with KKR Credit and FS Adviser.

The Company has agreed to enter into an expense support and conditional reimbursement agreement with KKR Credit and FS Investments during the period in which the Investment Co-Advisory Agreements would be in effect that, among other things, would provide that KKR Credit and FS Investments will (in the aggregate) pay the expenses of the Company on a monthly basis, until the termination of similar agreements currently in place between the Company and CNL and KKR, in an amount equal to the lesser of: (i) 100% of operating expenses (as defined therein) for each month in which the Company’s Board declares a distribution or (ii) 100% of the positive difference between the Company’s distributions accrued to the Company’s shareholders less available operating funds (as defined therein). KKR Credit and CNL have agreed to extend their expense support obligations to the Company until December 31, 2018. Pursuant to the expense support and conditional reimbursement agreement, the Company will agree to reimburse each of KKR Credit and FS Investments in an amount, in the aggregate, equal to the aggregate amount of such expenses paid by KKR Credit and FS Investments, subject to certain limitations, including that such reimbursements do not cause the Company’s other operating expenses (as defined therein) to exceed specified levels. The expense support and conditional reimbursement agreement would terminate automatically upon the termination of the Investment Co-Advisory Agreements, at which time the Company would enter into a substantially similar expense support and conditional reimbursement agreement with the Joint Advisor.

If the Investment Co-Advisory Agreements are in effect and the conditions to entry into the Joint Advisor Investment Advisory Agreement are met thereafter or, if applicable, waived, the Investment Co-Advisory Agreements will terminate and the Joint Advisor Investment Advisory Agreement will become effective. The Company has agreed to enter into an expense support and conditional reimbursement agreement with the Joint Advisor upon the effectiveness of the Joint Advisor Investment Advisory Agreement on substantially the terms set forth in the expense support and conditional reimbursement agreement with FS Investments and KKR Credit described above.

KKR Credit and the FS Advisor Entities have agreed that at the request of KKR Credit, the FS Advisor Entities may enter into an administrative services agreement with KKR Credit during the time period prior to the effectiveness of the Investment Co-Advisory Agreements or the Joint Advisor Investment Advisory Agreement pursuant to which, among other things, the FS Advisor Entities would provide certain administrative services to KKR Credit with respect to the Company.

Following effectiveness of the Investment Co-Advisory Agreements or the Joint Advisor Investment Advisory Agreement, the “interested” trustees and officers of the Company who are affiliated with CNL are expected to resign, and the Company expects to appoint new executive officers affiliated with KKR Credit and FS Investments.

The Investment Co-Advisory Agreements Proposal and the Joint Advisor Investment Advisory Agreement Proposal are not contingent on one another. However, if the shareholders of the Company do not approve both the Investment Co-Advisory Agreements Proposal and the Joint Advisor Investment Advisory Agreement Proposal, then the Board will consider and evaluate its options to determine what alternatives are in the Company’s best interests and that of the Company’s shareholders.

About KKR Credit

KKR Credit is a Delaware limited liability company, located at 555 California Street, 50th Floor, San Francisco, CA 94104, registered as an investment adviser with the SEC under the Advisers Act. It had over $41 billion of assets under management as of September 30, 2017 across investment funds, structured finance vehicles, specialty finance companies and separately managed accounts that invest capital in both liquid and illiquid credit strategies on behalf of some of the largest public and private pension plans, global financial institutions, university endowments and other institutional and public market investors. Its investment professionals utilize an industry and thematic approach to investing and benefit from access, where appropriate, to the broader resources and intellectual capital of KKR & Co. L.P. (“KKR & Co.”). KKR Credit is a subsidiary of KKR & Co., a leading global investment firm with over $153 billion in assets under management as of September 30, 2017 that manages investments across multiple asset classes including private equity, energy, infrastructure, real estate, credit and hedge funds. KKR & Co. aims to generate attractive investment returns by following a patient and disciplined investment approach, employing world-class people, and driving growth and value creation in the assets it manages. KKR & Co. invests its own capital alongside the capital it manages for fund investors and brings debt and equity investment opportunities to others through its capital markets business.

KKR & Co.’s business offers a broad range of investment management services to its fund investors and provides capital markets services to KKR & Co., its portfolio companies and third parties. Throughout KKR & Co.’s history, KKR & Co. has consistently been a leader in the private equity industry. KKR & Co. has grown its firm by expanding its geographical presence and building businesses in new areas, such as credit, special situations, hedge funds, collateralized loan obligations, capital markets, infrastructure, energy and real estate. These efforts build on KKR & Co.’s core principles and industry expertise, allowing KKR & Co. to leverage the intellectual capital and synergies in its businesses, and to capitalize on a broader range of the opportunities it sources. Additionally, KKR & Co. has increased its focus on meeting the needs of its existing fund investors and in developing relationships with new investors in its funds.

KKR & Co. conducts its business with offices throughout the world, providing it with a pre-eminent global platform for sourcing transactions, raising capital and carrying out capital markets activities. KKR & Co.’s growth has been driven by value that it has created through its operationally focused investment approach, the expansion of its existing businesses, its entry into new lines of business, innovation in the products that it offers investors in its funds, an increased focus on providing tailored solutions to its clients and the integration of capital markets distribution activities.

KKR & Co. has also used its balance sheet as a significant source of capital to further grow and expand its business, increase its participation in its existing businesses and further align its interests with those of its fund investors and other stakeholders.

Similar Investment Strategy. Below are the base management fee rate and gross assets of the other registered investment company advised by KKR Credit, which has a similar investment objective to that of the Company.

Fund Name	Management Fee (as a percentage of gross assets)(1)	Gross Assets as of September 30, 2017	Applicable Fee Waiver/Expense Reimbursement
Corporate Capital Trust, Inc.	1.50%	$4,423 million	No

(1)	For purposes of calculating the Management Fee, cash and cash equivalents are excluded from the definition of gross assets.

About FS Adviser

FS Adviser will be a newly-formed Delaware limited liability company, located at 201 Rouse Boulevard, Philadelphia, PA 19112. Prior to the effectiveness of the FS Adviser Investment Co-Advisory Agreement, FS Adviser will register as an investment adviser with the SEC under the Advisers Act of 1940, as amended (the “Advisers Act”). FS Adviser will be formed by FS Investments or one of its affiliates to serve as the Company’s investment co-adviser, and will be led by substantially the same personnel as the senior management teams of the investment advisers to certain other BDCs, open and closed-end management investment companies and a real estate investment trust sponsored by FS Investments (the “FS Non-BDC Funds” and together with the BDCs, the “Fund Complex”).

FS Adviser’s senior management team will have significant experience in private lending and private equity investing, and will have developed an expertise in using all levels of a firm’s capital structure to produce income-generating investments, while focusing on risk management. The team will also have extensive knowledge of the managerial, operational and regulatory requirements of publicly registered alternative asset entities, such as BDCs. The Company believes that the active and ongoing participation by FS Investments and its affiliates in the credit markets, and the depth of experience and disciplined investment approach of FS Adviser’s management team, will allow FS Adviser to successfully execute the Company’s investment strategies.

Management of the Investment Co-Advisors

The management of the Company’s investment portfolio will be the responsibility of a joint investment committee, which will be comprised of three appointees of KKR Credit (initially Todd Builione, Daniel Pietrzak and Ryan Wilson) and three appointees of FS Investments or one of its affiliates (initially Sean Coleman, Brian Gerson and Michael Kelly). A team of dedicated investment professionals consisting of personnel from KKR Credit and FS Adviser will provide services to the Company. Below is biographical information relating to certain key personnel involved in rendering such services:

Todd C. Builione is a trustee of the Company, and also a member of the Board of Directors of CCT and CCT’s Chief Executive Officer. Mr. Builione joined KKR & Co. in 2013 and is a Member of KKR & Co. and President of KKR Credit & Capital Markets. Mr. Builione also serves on the KKR Global Risk Committee. Prior to joining KKR & Co., Mr. Builione served as President of Highbridge Capital Management, CEO of Highbridge’s Hedge Fund business and a member of the Investment and Risk Committees. Mr. Builione began his career at the Goldman Sachs Group, where he was predominantly focused on capital markets and mergers and acquisitions for financial institutions. He received a B.S., summa cum laude, Merrill Presidential Scholar, from Cornell University and a J.D., cum laude, from Harvard Law School. Mr. Builione serves on the Board of Directors of Marshall Wace, a liquid alternatives provider which formed a strategic partnership with KKR & Co. in 2015. Mr. Builione also serves on the Board of Directors of Harlem RBI (a community-based youth development organization located in East Harlem, New York), on the Advisory Council of Cornell University’s Dyson School of Applied Economics and Management, and on the Board of Directors of the Pingry School.

Daniel Pietrzak currently serves as CCT’s Chief Investment Officer. Mr. Pietrzak joined KKR Credit in 2016 and is a Member of KKR & Co. and the Co-Head of Private Credit. Mr. Pietrzak is a portfolio manager for our private credit funds and portfolios and a member of the Global Private Credit Investment Committee, Europe Direct Lending Investment Committee and KKR Credit Portfolio Management Committee. Prior to joining KKR Credit, Mr. Pietrzak was a Managing Director and the Co-Head of Deutsche Bank’s Structured Finance business across the Americas and Europe. Previously, Mr. Pietrzak was based in New York and held various roles in the structured finance and credit businesses of Société Générale and CIBC World Markets. Mr. Pietrzak started his career at Price Waterhouse in New York and is a Certified Public Accountant. Mr. Pietrzak holds an M.B.A. in Finance from The Wharton School of the University of Pennsylvania and a B.S. in Accounting from Lehigh University.

Ryan L.G. Wilson currently serves as CCT’s Chief Operating Officer and Associate Portfolio Manager. Mr. Wilson joined KKR Credit in 2006 and is a Director. Prior to joining KKR Credit, Mr. Wilson was with PricewaterhouseCoopers, serving a variety of clients across industries. Mr. Wilson holds a B.A. in Economics with honors from Wilfrid Laurier University and a MAcc in Accounting from the University of Waterloo. He also is a CFA charterholder, Chartered Professional Accountant and a Chartered Accountant.

Sean Coleman serves as a managing director of FSIC and as managing director of investment management of FS Investments and its affiliated investment advisers. Mr. Coleman also serves on the investment committee of the investment advisers to the funds in the Fund Complex. Mr. Coleman is primarily responsible for reviewing and assessing the fit of potential investments within each fund’s investment portfolio, performing due diligence on the same and monitoring existing investments. Before joining FS Investments and its affiliated investment advisers in October 2013, Mr. Coleman worked at Golub Capital, where he served in various capacities, including as a managing director in the direct lending group and as chief financial officer and treasurer of its BDC. Before he joined Golub Capital in September 2005, Mr. Coleman worked in merchant and investment banking, including at Goldman, Sachs & Co. and Wasserstein Perella & Co. Mr. Coleman earned a B.A. in History from Princeton University and an M.B.A. with Distinction from Harvard Business School, where he received the Loeb Award for academic excellence in finance.

Brian Gerson joined FS Investments in November 2017 as its Head of Private Credit and has more than 20 years of experience in credit investing and corporate lending, with specific expertise in lending through BDCs. Prior to joining FS Investments, he most recently served as Group Head and Managing Director at LStar Capital, the credit affiliate of Lone Star Funds, from April 2015 to November 2017. At LStar, Mr. Gerson developed and maintained deep relationships with the financial sponsor community and middle market intermediaries while significantly expanding LStar’s corporate credit business. Prior to joining LStar, Mr. Gerson was a founding member of Solar Capital Partners, which serves as investment adviser to two yield-oriented BDCs. At Solar Capital, he spent seven years from January 2007 to September 2014 in various credit, origination, management, and business development roles, most recently serving as Executive Vice President of Solar Capital Limited. Prior to joining Solar Capital, Mr. Gerson spent 12 years in various positions, including Managing Director at CIBC World Markets in its Leveraged Finance and Financial Sponsors Group. Mr. Gerson graduated summa cum laude and Phi Beta Kappa from Tufts University where he earned a B.A. in Mathematics.

Michael Kelly currently serves as president of FS Investments and has presided in such role since July 2017. Mr. Kelly also serves as chief investment officer of FS Investments and executive vice president of its affiliated investments advisers, and has presided in such roles since January 2015. Among other things, Mr. Kelly oversees the investment management function at FS Investments and its affiliated investment advisers. Before joining FS Investments and its affiliated investment advisers, Mr. Kelly was the chief executive officer of ORIX USA Asset Management (“ORIX”), where he led the company’s acquisition of Robeco, a $250 billion global asset management company and the largest acquisition in ORIX’s 50-year history. Mr. Kelly started his career on Wall Street at Salomon Brothers and went on to join hedge fund pioneers Omega Advisors and Tiger Management. Mr. Kelly then helped build and lead the hedge fund firm, FrontPoint Partners, where he first served as chief investment officer and eventually co-chief executive officer. Mr. Kelly is a graduate of Cornell University and earned his M.B.A. at Stanford University. Mr. Kelly is a co-founder and board member of the Spotlight Foundation, and serves as a trustee of the Tiger Foundation and the Stanford Business School Trust.

In performing their duties under the Investment Co-Advisory Agreements, KKR Credit and the FS Advisor Entities will provide the Company with services to facilitate the conduct of its business, including but not limited to: (a) sourcing, structuring, underwriting, performing diligence, executing and monitoring investments; (b) researching, selecting, trading and underwriting new investment opportunities; (c) investor account management; (d) legal, compliance, finance, accounting, operations and human resources services; and (e) risk management functions. KKR Credit and the FS Advisor Entities are collectively responsible for providing appropriate assets, resources, time and personnel in order to provide to the Company the services required under the Investment Co-Advisory Agreements. KKR Credit and the FS Advisor Entities have agreed to coordinate their activities during the period in which the Investment Co-Advisory Agreements would be in effect to avoid duplication of efforts and ensure a balanced and effective allocation of responsibilities and net fee revenue earned by the KKR Credit and the FS Advisor Entities, and efficiency in the provision of the required services to the Company thereunder.

Terms of the KKR Investment Co-Advisory Agreement

The terms of the KKR Investment Co-Advisory Agreement are substantially similar to those of the Current Investment Advisory Agreement, except for, among other things, the fees payable thereunder, the name of the investment adviser and the date of effectiveness. Furthermore, the terms of the KKR Investment Co-Advisory Agreement are substantially similar to those of the FS Adviser Investment Co-Advisory Agreement. The description of the KKR Investment Co-Advisory Agreement that follows is a summary only and is qualified in its entirety by reference to the copy of the form of the KKR Investment Co-Advisory Agreement included in Exhibit A hereto.

Duties. Subject to the overall supervision of the Board, KKR Credit, in coordination with FS Adviser, will oversee the Company’s day-to-day operations and provide the Company with investment advisory services. Under the terms of the KKR Investment Co-Advisory Agreement, KKR Credit will, in coordination with FS Adviser:

(i)	determine the composition and allocation of the Company’s investment portfolio, the nature and timing of any changes therein and the manner of implementing such changes;

(ii)	identify, evaluate and negotiate the structure of the investments made by the Company;

(iii)	perform due diligence on prospective portfolio companies;

(iv)	execute, close, service and monitor the Company’s investments;

(v)	determine the securities and other assets that the Company shall purchase, retain or sell;

(vi)	provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds; and

(vii)	to the extent permitted under the 1940 Act and the Advisers Act, on the Company’s behalf, and in coordination with any sub-adviser and any administrator, provide significant managerial assistance to those portfolio companies to which the Company is required to provide such assistance under the 1940 Act, including utilizing appropriate personnel of KKR Credit to, among other things, monitor the operations of the Company’s portfolio companies, participate in board and management meetings, consult with and advise officers of portfolio companies and provide other organizational and financial consultation.

Notwithstanding the foregoing, KKR Credit and FS Adviser may, from time to time, designate one or the other as being primarily responsible for certain investments. The duties to be provided under the KKR Investment Co-Advisory Agreement are substantially the same as those under the Current Investment Advisory Agreement. KKR Credit shall have no obligation to supervise FS Adviser’s provision of services under the FS Adviser Investment Co-Advisory Agreement.

Fees and Expenses. The Company will pay KKR Credit a fee for its services under the KKR Investment Co-Advisory Agreement consisting of two components—a base management fee based on the average value of the Company’s gross assets and an incentive fee based on the Company’s performance. The cost of both the base management fee payable to KKR Credit and any incentive fees it earns will ultimately be borne by the Company’s shareholders.

The base management fee will be calculated at an annual rate of 0.75% of the average value of the Company’s gross assets. The base management fee will be payable monthly in arrears and will be calculated based on the average value of the Company’s gross assets (excluding cash and cash equivalents) at the end of the two most recently completed calendar months. The base management fee may or may not be taken in whole or in part at the discretion of KKR Credit. All or any part of the base management fee not taken as to any month will be deferred without interest and may be taken in such other month as KKR Credit shall determine. The base management fee for any partial month will be appropriately prorated. The other terms of the base management fee are the same as those under the Current Investment Advisory Agreement.

The incentive fee will consist of two parts. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears, will equal 10.0% of the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter and will be subject to a hurdle rate, expressed as a rate of return on average adjusted capital, equal to 1.75% per quarter, or an annualized hurdle rate of 7.0%. For purposes of the subordinated incentive fee on income, “adjusted capital” means cumulative proceeds generated from sales of the Shares (including proceeds from the Company’s distribution reinvestment plan), net of sales commissions and dealer manager fees, reduced for (i) distributions paid to shareholders that represent return of capital on a tax basis and (ii) amounts paid for share repurchases pursuant to the Company’s share repurchase program. As a result, KKR Credit will not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.75%. Once the Company’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, KKR Credit will be entitled to a “catch-up” fee equal to 50% of the amount of the Company’s pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equals 2.1875%, or 8.75% annually, of average adjusted capital. This “catch-up” feature will allow KKR Credit to recoup the fees foregone as a result of the existence of the hurdle rate. Thereafter, KKR Credit will be entitled to receive 10.0% of the Company’s pre-incentive fee net investment income.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, will be determined and payable in arrears as of the end of each calendar year (or upon termination of the KKR Investment Co-Advisory Agreement). Under the KKR Investment Co-Advisory Agreement, the fee will equal (i) 10.0% of the Company’s incentive fee capital gains (i.e., the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less (ii) 50.0% of the aggregate amount of any previously paid incentive fees on capital gains. The Company will accrue the incentive fee on capital gains, which, if earned, will be paid annually. The Company will accrue the incentive fee on capital gains based on net realized and unrealized gains; however, under the terms of the KKR Investment Co-Advisory Agreement, the fee payable to KKR Credit will be based on realized gains and no such fee will be payable with respect to unrealized gains unless and until such gains are actually realized.

The incentive fee may or may not be taken in whole or in part at the discretion of KKR Credit. All or any part of the incentive fee not taken as to any quarter will be deferred without interest and may be taken in such other quarter as KKR Credit shall determine. The other terms of the incentive fee are substantially the same as those under the Current Investment Advisory Agreement.

All personnel of KKR Credit, when and to the extent engaged in providing services under the KKR Investment Co-Advisory Agreement, and the compensation and routine overhead expenses of such personnel allocable to such services, shall be provided and paid for by KKR Credit or its affiliates and not by the Company. The treatment of expenses is the same under the Current Investment Advisory Agreement.

Term. The KKR Investment Co-Advisory Agreement will remain in effect initially for two years, and thereafter will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Company (as “majority” is defined in Section 2(a)(42) of the 1940 Act) and (ii) the vote of a majority of the Independent Trustees in accordance with the requirements of the 1940 Act. The KKR Investment Co-Advisory Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice by the Company to KKR Credit, (i) upon the vote of a majority of the outstanding voting securities of the Company, or (ii) by the vote of the Board, or upon 120 days’ written notice by KKR Credit to the Company. The KKR Investment Co-Advisory Agreement will automatically terminate in the event of (x) its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the 1940 Act), or (y) the effectiveness of the Joint Advisor Investment Advisory Agreement. Upon termination or expiration of the KKR Investment Co-Advisory Agreement, KKR Credit will be entitled to any amounts owed to it through the date of termination or expiration.

Indemnification. The KKR Investment Co-Advisory Agreement provides that KKR Credit and any sub-adviser (and their directors, trustees, officers, shareholders or members (and their shareholders or members, including the owners of their shareholders or members), agents, employees, controlling persons (as defined in the 1940 Act) and any other person or entity affiliated with, or acting on behalf of, KKR Credit or any such sub-adviser) (collectively, the “KKR Indemnified Parties”), will not be liable to the Company for any action taken or omitted to be taken by any such KKR Indemnified Party in connection with the performance of any of its duties or obligations under the KKR Investment Co-Advisory Agreement or otherwise as an investment adviser of the Company (except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services), and the Company will indemnify, defend and protect the KKR Indemnified Parties (each of whom shall be deemed a third party beneficiary thereof) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) (“Losses”) incurred by the KKR Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of KKR Credit’s duties or obligations under the KKR Investment Co-Advisory Agreement or otherwise as an investment adviser of the Company, to the extent such Losses are not fully reimbursed by insurance, and to the extent that such indemnification would not be inconsistent with the Company’s Declaration of Trust, the 1940 Act, the laws of the State of Delaware or other applicable law. Notwithstanding the preceding sentence, nothing contained in the KKR Investment Co-Advisory Agreement will protect or be deemed to protect the KKR Indemnified Parties against or entitle or be deemed to entitle the KKR Indemnified Parties to indemnification in respect of any Losses to the Company or its shareholders to which the KKR Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of KKR Credit’s duties or by reason of the reckless disregard of KKR Credit’s duties and obligations under the KKR Investment Co-Advisory Agreement.

Brand Usage. The KKR Investment Co-Advisory Agreement provides, subject to certain limitations, that KKR Credit grants a non-exclusive, non-transferrable, non-sublicensable and royalty-free license to the Company for use of the trademark “KKR” and the “KKR” design in connection with the Company’s public filings, requests for information from state and federal regulators, offering materials and advertising materials and investor communications.

Terms of the FS Adviser Investment Co-Advisory Agreement

The terms of the FS Adviser Investment Co-Advisory Agreement are substantially similar to those of the Current Investment Advisory Agreement, except for, among other things, the name of the investment adviser and the date of effectiveness. Furthermore, the terms of the FS Adviser Investment Co-Advisory Agreement are substantially similar to those of the KKR Investment Co-Advisory Agreement. The description of the FS Adviser Investment Co-Advisory Agreement that follows is a summary only and is qualified in its entirety by reference to the copy of the form of the FS Adviser Investment Co-Advisory Agreement included in Exhibit B hereto.

Duties. Subject to the overall supervision of the Board, FS Adviser, in coordination with KKR Credit, will oversee the Company’s day-to-day operations and provide the Company with investment advisory services. Under the terms of the FS Adviser Investment Co-Advisory Agreement, FS Adviser will, in coordination with KKR Credit:

(i)	determine the composition and allocation of the Company’s investment portfolio, the nature and timing of any changes therein and the manner of implementing such changes;

(ii)	identify, evaluate and negotiate the structure of the investments made by the Company;

(iii)	perform due diligence on prospective portfolio companies;

(iv)	execute, close, service and monitor the Company’s investments;

(v)	determine the securities and other assets that the Company shall purchase, retain or sell;

(vi)	provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds; and

(vii)	to the extent permitted under the 1940 Act and the Advisers Act, on the Company’s behalf, and in coordination with any sub-adviser and any administrator, provide significant managerial assistance to those portfolio companies to which the Company is required to provide such assistance under the 1940 Act, including utilizing appropriate personnel of FS Adviser to, among other things, monitor the operations of the Company’s portfolio companies, participate in board and management meetings, consult with and advise officers of portfolio companies and provide other organizational and financial consultation.

Notwithstanding the foregoing, KKR Credit and FS Adviser may, from time to time, designate one or the other as being primarily responsible for certain investments. The duties to be provided under the FS Adviser Investment Co-Advisory Agreement are substantially the same as those under the Current Investment Advisory Agreement. FS Adviser has no obligation to supervise KKR Credit’s provision of services under the KKR Investment Co-Advisory Agreement.

Fees and Expenses. The Company will pay FS Adviser a fee for its services under the FS Adviser Investment Co-Advisory Agreement consisting of two components—a base management fee based on the average value of the Company’s gross assets and an incentive fee based on the Company’s performance. The cost of both the base management fee payable to FS Adviser and any incentive fees it earns will ultimately be borne by the Company’s shareholders.

The base management fee will be calculated at an annual rate of 0.75% of the average value of the Company’s gross assets. The base management fee will be payable monthly in arrears and will be calculated based on the average value of the Company’s gross assets (excluding cash and cash equivalents) at the end of the two most recently completed calendar months. The base management fee may or may not be taken in whole or in part at the discretion of FS Adviser. All or any part of the base management fee not taken as to any month will be deferred without interest and may be taken in such other month as FS Adviser shall determine. The base management fee for any partial month will be appropriately prorated. The other terms of the base management fee are the same as those under the Current Investment Advisory Agreement.

The incentive fee will consist of two parts. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears, will equal 10.0% of the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter and will be subject to a hurdle rate, expressed as a rate of return on average adjusted capital, equal to 1.75% per quarter, or an annualized hurdle rate of 7.0%. For purposes of the subordinated incentive fee on income, “adjusted capital” means cumulative proceeds generated from sales of the Shares (including proceeds from the Company’s distribution reinvestment plan), net of sales commissions and dealer manager fees, reduced for (i) distributions paid to shareholders that represent return of capital on a tax basis and (ii) amounts paid for share repurchases pursuant to the Company’s share repurchase program. As a result, FS Adviser will not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.75%. Once the Company’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, FS Adviser will be entitled to a “catch-up” fee equal to 50% of the amount of the Company’s pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equals 2.1875%, or 8.75% annually, of average adjusted capital. This “catch-up” feature will allow FS Adviser to recoup the fees foregone as a result of the existence of the hurdle rate. Thereafter, FS Adviser will be entitled to receive 10.0% of the Company’s pre-incentive fee net investment income.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, will be determined and payable in arrears as of the end of each calendar year (or upon termination of the FS Adviser Investment Co-Advisory Agreement). Under the FS Adviser Investment Co-Advisory Agreement, the fee will equal (i) 10.0% of the Company’s incentive fee capital gains (i.e., the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less (ii) 50.0% of the aggregate amount of any previously paid incentive fees on capital gains. The Company will accrue the incentive fee on capital gains, which, if earned, will be paid annually. The Company will accrue the incentive fee on capital gains based on net realized and unrealized gains; however, under the terms of the FS Adviser Investment Co-Advisory Agreement, the fee payable to FS Adviser will be based on realized gains and no such fee will be payable with respect to unrealized gains unless and until such gains are actually realized.

The incentive fee may or may not be taken in whole or in part at the discretion of FS Adviser. All or any part of the incentive fee not taken as to any quarter will be deferred without interest and may be taken in such other quarter as FS Adviser shall determine. The other terms of the incentive fee are substantially the same as those under the Current Investment Advisory Agreement.

All personnel of FS Adviser, when and to the extent engaged in providing advisory services under the FS Adviser Investment Co-Advisory Agreement, and the compensation of such personnel allocable to such advisory services, shall be provided and paid for by the FS Adviser or its affiliates and not by the Company. The treatment of expenses is the same under the Current Investment Advisory Agreement.

Term. The FS Adviser Investment Co-Advisory Agreement will remain in effect initially for two years, and thereafter will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Company (as “majority” is defined in Section 2(a)(42) of the 1940 Act) and (ii) the vote of a majority of the Independent Trustees in accordance with the requirements of the 1940 Act. The FS Adviser Investment Co-Advisory Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice by the Company to FS Adviser, (i) upon the vote of a majority of the outstanding voting securities of the Company, or (ii) by the vote of the Board, or upon 120 days’ written notice by FS Adviser to the Company. The FS Adviser Investment Co-Advisory Agreement will automatically terminate in the event of (x) its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the 1940 Act), or (y) the effectiveness of the Joint Advisor Investment Advisory Agreement. Upon termination or expiration of the FS Adviser Investment Co-Advisory Agreement, FS Adviser will be entitled to any amounts owed to it through the date of termination or expiration.

Indemnification. The FS Adviser Investment Co-Advisory Agreement provides that FS Adviser and any sub-adviser (and their trustees, officers, shareholders or members (and their shareholders or members, including the owners of their shareholders or members), agents, employees, controlling persons (as defined in the 1940 Act) and any other person or entity affiliated with, or acting on behalf of, FS Adviser or any such sub-adviser) (collectively, the “FS Adviser Indemnified Parties”), will not be liable to the Company for any action taken or omitted to be taken by any such FS Adviser Indemnified Party in connection with the performance of any of its duties or obligations under the FS Adviser Investment Co-Advisory Agreement or otherwise as an investment adviser of the Company (except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services), and the Company will indemnify, defend and protect the FS Adviser Indemnified Parties (each of whom shall be deemed a third party beneficiary thereof) and hold them harmless from and against all Losses incurred by the FS Adviser Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of FS Adviser’s duties or obligations under the FS Adviser Investment Co-Advisory Agreement or otherwise as an investment adviser of the Company, to the extent such Losses are not fully reimbursed by insurance, and to the extent that such indemnification would not be inconsistent with the laws of the Company’s Declaration of Trust, the 1940 Act, the laws of the State of Delaware or other applicable law. Notwithstanding the preceding sentence, nothing contained in the FS Adviser Investment Co-Advisory Agreement will protect or be deemed to protect the FS Adviser Indemnified Parties against or entitle or be deemed to entitle the FS Adviser Indemnified Parties to indemnification in respect of any Losses to the Company or its shareholders to which the FS Adviser Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of FS Adviser’s duties or by reason of the reckless disregard of FS Adviser’s duties and obligations under the FS Adviser Investment Co-Advisory Agreement.

Brand Usage. The FS Adviser Investment Co-Advisory Agreement provides, subject to certain limitations, that FS Adviser grants a non-exclusive, non-transferrable, non-sublicensable and royalty-free license to the Company for use of FS Adviser’s trademark and design in connection with the Company’s public filings, requests for information from state and federal regulators, offering materials and advertising materials and investor communications.

Administrative Services

Concurrently with entering into the Investment Co-Advisory Agreements, the Company expects to enter into administrative services agreements with each of KKR Credit and FS Adviser. The terms of these administrative services agreements, including the services to be provided by KKR Credit and FS Adviser, respectively, and the amount of reimbursements to be paid by the Company for certain administrative expenses, would be substantially the same as those of the Current Administrative Services Agreement, which would terminate upon the effectiveness of the administrative services agreements with KKR Credit and FS Adviser.

Board Consideration

At a meeting of the Board held on December 18, 2017, the voting members of the Board, including all of the Independent Trustees, approved each of the Investment Co-Advisory Agreements as being in the best interests of the Company and its shareholders. Representatives of KKR Credit and FS Investments were present at that meeting to answer questions and discuss the structure of the proposed advisory services, the nature and type of services to be provided and the ways in which the two advisers would work together as investment co-advisers to the Company. The Board then directed that both Investment Co-Advisory Agreements be submitted to the Company’s shareholders for approval with the Board’s recommendation that the shareholders of the Company vote to approve the Investment Co-Advisory Agreements.

Prior to that meeting, the independent committee of the Board met formally on one separate occasion, and informally on several additional occasions, to discuss the materials provided by KKR Credit and FS Investments and to ask questions. At those meetings, members of KKR Credit were present and answered numerous questions posed by the Board. The Independent Trustees also met in executive session in advance of the Board meeting to discuss the information provided by KKR Credit and FS Investments. Counsel to the Independent Trustees attended the meetings in executive session.

The Investment Co-Advisory Agreements Proposal and the Joint Advisor Investment Advisory Agreement Proposal are not contingent on one another. However, if the shareholders of the Company do not approve both the Investment Co-Advisory Agreements Proposal and the Joint Advisor Investment Advisory Agreement Proposal, then the Board will consider and evaluate its options to determine what alternatives are in the Company’s best interests and that of the Company’s shareholders.

Factors Considered by the Board

The Board, in approving and recommending the approval of each Investment Co-Advisory Agreement, considered a number of factors. Such approval was made in accordance with, and on the basis of an evaluation satisfactory to the Board as required by Section 15(c) of the 1940 Act and applicable rules and regulations thereunder, including a consideration of, among other factors, (i) the nature, quality, complexity and extent of the advisory and other services to be performed by each of KKR Credit and FS Adviser, (ii) the costs of providing services to the Company, (iii) any ancillary financial benefits to each of KKR Credit and FS Adviser because of their relationship with the Company, (iv) comparative information on fees and expenses borne by other comparable BDCs or regulated investment companies (“RICs”) and other advised accounts, in each case, as applicable, (v) comparative BDCs’ or RICs’ performance and other competitive factors, (vi) the extent to which economies of scale may be realized as the Company grows and if there is potential for economies of scale, (vii) whether fee levels reflect these economies of scale for the benefit of the Company’s shareholders, (viii) the experience and qualifications of the personnel from KKR Credit and FS Adviser providing such services, and (ix) the fee structure, expense ratios and expected costs and expenses to the Company under each of the KKR Investment Co-Advisory Agreement and the FS Adviser Investment Co-Advisory Agreement. The Board considered all factors and no one factor alone was deemed dispositive.

In connection with its consideration of whether to approve each of the KKR Investment Co-Advisory Agreement and the FS Adviser Investment Co-Advisory Agreement, the Board also reviewed, among other materials, (i) comparative data with respect to advisory fees or similar expenses, (ii) estimates of the profitability of KKR Credit and FS Adviser for certain past and future periods presented with and without certain pro forma adjustments for compensation and expenses, (iii) data regarding the impact of each of the KKR Investment Co-Advisory Agreement and the FS Adviser Investment Co-Advisory Agreement on advisory fees that would be received by KKR Credit and FS Adviser, respectively, under various hypothetical return scenarios, and (iv) copies of each of the KKR Investment Co-Advisory Agreement and the FS Adviser Investment Co-Advisory Agreement.

The Board also took into consideration the fact that it had considered KKR Credit’s role as investment adviser previously in March 2017 in connection with the annual renewal of the Current Investment Sub-Advisory Agreement. With respect to the nature, quality and extent of the advisory and other services, and the services to be performed and the personnel performing such services under the KKR Investment Co-Advisory Agreement, the Board noted that generally the same KKR Credit personnel who provide the services under the Current Investment Sub-Advisory Agreement would also provide the services under the KKR Investment Co-Advisory Agreement. The Board considered the fact that the personnel at KKR Credit who would continue to perform the services for the Company under the KKR Investment Co-Advisory Agreement are familiar with the Company’s existing investment portfolio. The Board also considered that it would have access to the employees and resources of FS Adviser under the FS Adviser Investment Co-Advisory Agreement to work together with the KKR Credit personnel to provide complementary services. Based on these considerations, the voting members of the Board concluded, within the context of its overall determination to approve the Investment Co-Advisory Agreements, that the Company would continue to benefit from the services to be provided by KKR Credit under the KKR Credit Investment Co-Advisory Agreement, and that the Company would also benefit from the services of FS Adviser under the FS Adviser Investment Co-Advisory Agreement.

Regarding investment performance, the Board took note of the Company’s historical investment performance results, including access to KKR Credit’s network of proprietary sourced transactions, as presented to the Board, in light of the Company’s investment objective, strategies and risks. The Board also considered the FS Advisor Entities’ track record managing BDCs. Based on these considerations, the voting members of the Board concluded, within the context of its overall determinations regarding the Investment Co-Advisory Agreements, that the Company’s historical investment performance and activity, including proprietary sourced transactions, supported a determination to approve the Investment Co-Advisory Agreements so that the Company could continue to benefit from KKR Credit’s services and expertise pursuant to the KKR Investment Co-Advisory Agreement, as well as FS Adviser’s services and expertise pursuant to the FS Adviser Investment Co-Advisory Agreement.

In considering the fees and expenses of the Company, the Board reviewed comparative data with respect to advisory fees or similar expenses paid by other BDCs, including investment companies and other accounts of KKR Credit and FS Investments and its affiliates with similar investment objectives. The Board noted that that the aggregate proposed advisory fees under the Investment Co-Advisory Agreements would be less than the Current Investment Advisory Agreement. The Board also noted that in light of the Company’s small size, KKR Credit and CNL have agreed to extend their expense support obligations to the Company until December 31, 2018, and the Company has agreed to enter into an expense support and conditional reimbursement agreement with KKR Credit and FS Investments during the period in which the Investment Co-Advisory Agreements would be in effect that, among other things, would provide that KKR Credit and FS Investments will (in the aggregate) pay the expenses of the Company on a monthly basis, until the termination of similar agreements currently in place between the Company and CNL and KKR Credit, in an amount equal to the lesser of: (i) 100% of operating expenses (as defined therein) for each month in which the Company’s Board declares a distribution or (ii) 100% of the positive difference between the Company’s distributions accrued to the Company’s shareholders less available operating funds (as defined therein).

The Board also considered the fact that KKR Credit is a subsidiary of KKR & Co., a global investment firm that manages investments across multiple asset classes including private equity, energy, infrastructure, real estate, credit and hedge funds, and that KKR Credit’s ability to leverage the intellectual capital and synergies of KKR & Co., subject to information barriers, would be beneficial to the Company. The Board also favorably considered the fact that KKR Credit had over $41 billion of assets under management as of September 30, 2017 across investment funds, structured finance vehicles, specialty finance companies and separately managed accounts, representing the credit strategies under its management, and also has experience as an advisor to KKR Income Opportunities Fund, which is a closed-end management investment company. After considering all of the relevant factors, the voting members of the Board concluded that the Company’s advisory fees, as set forth in the Investment Co-Advisory Agreements, are reasonable, both as compared to other Listed BDCs and also in relation to the services to be provided by KKR Credit and FS Adviser.

With respect to FS Adviser, the Board considered the materials FS Investments provided, including information relating to the FS Advisor Entities’ overall experience overseeing the activities of the FSIC Funds and the FS Advisor Entities’ role in, among other things, setting investment guidelines for the FSIC Funds’ respective portfolios, determining the composition and allocation of the FSIC Funds’ respective portfolios, and identifying, evaluating, and negotiating the structure of, the FSIC Funds’ respective investments, overseeing risk management and operational capabilities. In addition, the Board discussed these materials and other items with representatives of FS Investments that attended the Board meeting on December 18, 2017. The Board discussed that it had followed the franchise of funds advised by affiliates of FS Investments for more than six years and took into consideration that affiliates of FS Investments (i) advise the largest group of BDCs in the marketplace, including listed and non-listed BDCs with approximately $18.1 billion in assets under management as of September 30, 2017 and (ii) have developed the infrastructure and technology and have over 300 personnel to help continue the Company’s growth and support KKR Credit in providing best in class services to the Company.

The Board and the Independent Trustees determined that they were satisfied with the nature, quality and extent of the services to be provided by KKR Credit and FS Adviser to the Company, the expertise and capabilities of FS Adviser’s and KKR Credit’s personnel, KKR Credit’s and FS Adviser’s financial strength and their anticipated allocation of resources necessary to manage the Company’s portfolio.

Shareholder Liquidity. The Board considered the benefits related to shareholder liquidity that would result from the Company’s entry into the Investment Co-Advisory Agreements. Specifically, the Board considered that as part of the partnership expected to be formed by KKR Credit and FS Investments, with BDCs with a total of approximately $18 billion in assets under management, enhanced options for shareholder liquidity and alternative paths to scale the Company’s investment platform would be available to the Company.

Economies of Scale. The Board considered the extent to which economies of scale might be realized as the Company grows and whether the Company’s fee levels reflect these economies of scale for the benefit of Company shareholders. The Board considered the fact that such economies are less likely to be significant given the Company’s structure and focus on loans to private middle-market U.S. companies which generally require loan by loan negotiation and monitoring, as well as KKR Credit’s and FS Adviser’s commitment to monitor economies of scale on an ongoing basis.

Other Benefits. The Board considered other benefits that may accrue to KKR Credit, FS Adviser, and their affiliates from their relationships with the Company, including that KKR Credit and FS Adviser may potentially benefit from the success of the Company, which could attract other business to KKR Credit and FS Adviser.

Overall Conclusions. No single factor was determinative of the Board’s and the Independent Trustees’ decisions to approve the Investment Co-Advisory Agreements, but rather, the members of the Board based their determination on the total mix of information available to them. After considering the factors described above, the Board and the Independent Trustees concluded separately that the terms of the Investment Co-Advisory Agreements are fair and reasonable to the Company in light of the services to be provided by KKR Credit and FS Adviser, their costs and reasonably foreseeable Company asset levels, and that the Company’s shareholders are expected to receive reasonable value in return for the advisory fees paid. The Board and the Independent Trustees also concluded separately that the approval of the Investment Co-Advisory Agreements is supported by reasonable and impartial records and information, the competitive expense structure and that the approval of the Investment Co-Advisory Agreements would be in the best interest of the Company and its shareholders. Accordingly, on December 18, 2017, the voting members of the Board, including all of the Independent Trustees, approved the Investment Co-Advisory Agreements.

Vote Required

Approval of the Investment Co-Advisory Agreements Proposal requires the affirmative vote of the holders of a majority of the outstanding Shares entitled to vote at the Special Meeting. The 1940 Act defines “a majority of the outstanding Shares” as (a) 67% or more of the Shares present at the Special Meeting if the holders of more than 50% of the outstanding Shares are present or represented by proxy or (b) more than 50% of the outstanding Shares, whichever is less. You may vote for or against or abstain on the Investment Co-Advisory Agreements Proposal. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against the Investment Co-Advisory Agreements Proposal. Proxies received will be voted “FOR” the Investment Co-Advisory Agreements Proposal unless shareholders designate otherwise.

THE VOTING MEMBERS OF THE BOARD UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” THE INVESTMENT CO-ADVISORY AGREEMENTS PROPOSAL.

Proposal No. 2 – Approval of the Joint Advisor Investment Advisory Agreement

Background

The information set forth under the heading “Background” in “Proposal 1: Approval of Investment Co-Advisory Agreements Proposal” is incorporated herein by reference.

About the Joint Advisor

The Joint Advisor will be a newly-formed Delaware limited liability company, located at 201 Rouse Boulevard, Philadelphia, PA 19112. Prior to the effectiveness of the Joint Advisor Investment Advisory Agreement, the Joint Advisor will register as an investment adviser with the SEC under the Advisers Act. The Joint Advisor will be formed by FS Investments or one of its affiliates (the “FS Joint Advisor Member”), to serve as the Company’s investment adviser. Upon receipt of Exemptive Relief, shareholder approval of the Joint Advisor Investment Advisory Agreement and, unless otherwise waived by KKR Credit and the FS Advisor Entities, stockholder approval of each investment advisory agreement between the Joint Advisor and each of FSIC, FSIC II, FSIC III, FSIC IV and CCT, KKR Credit will become a member of the Joint Advisor, which will be jointly controlled by KKR Credit and the FS Joint Advisor Member.

Michael C. Forman, the chairman and chief executive officer of FS Investments, will serve as the Joint Advisor’s chairman and chief executive officer, and Todd C. Builione, the president of KKR Credit, will serve as the Joint Advisor’s president.

The Joint Advisor’s senior management team will have significant experience in private lending and private equity investing, and will have developed an expertise in using all levels of a firm’s capital structure to produce income-generating investments, while focusing on risk management. The team will also have extensive knowledge of the managerial, operational and regulatory requirements of publicly registered alternative asset entities, such as BDCs. The Company believes that the active and ongoing participation by KKR Credit, FS Investments and their respective affiliates in the credit markets, and the depth of experience and disciplined investment approach of the Joint Advisor’s management team, will allow the Joint Advisor to successfully execute the Company’s investment strategies.

The Joint Advisor’s investment committee will initially be comprised of Todd Builione, Sean Coleman, Brian Gerson, Michael Kelly, Daniel Pietrzak and Ryan Wilson. See “Proposal 1: Approval of Investment Co-Advisory Agreements Proposal—Management of the Investment Co-Advisors” in this proxy statement for additional information. The Board, including a majority of the Independent Trustees, will oversee and monitor the Company’s investment performance and will review the Joint Advisor Investment Advisory Agreement as required by the 1940 Act, to determine, among other things, whether the fees payable under such agreement are reasonable in light of the services provided.

About KKR Credit

The information set forth under the heading “About KKR Credit” in “Proposal 1: Approval of Investment Co-Advisory Agreements Proposal” is incorporated herein by reference.

About FS Investments

FS Investments is a leading asset manager dedicated to helping individuals, financial professionals and institutions design better portfolios. The firm provides access to alternative sources of income and growth and focuses on setting the industry standards for investor education and transparency.

FS Investments is headquartered in Philadelphia with offices in Orlando, FL and Washington, D.C. The firm had more than $20 billion in assets under management as of September 30, 2017.

Management of the Joint Advisor

The management of the Company’s investment portfolio will be the responsibility of the Joint Advisor’s investment committee which will be comprised of three appointees of KKR Credit (initially Todd Builione, Daniel Pietrzak and Ryan Wilson) and three appointees of the FS Joint Advisor Member (initially Sean Coleman, Brian Gerson and Michael Kelly). A team of dedicated investment professionals consisting of personnel from KKR Credit and FS Investments will provide services to the Company on behalf of the Joint Advisor. The investment committee will be responsible for establishing and monitoring the Company’s investment program, developing the portfolio, setting the risk parameters for the Company and approving all Company investments. In all matters in which a vote of the investment committee is required, the unanimous vote of all members of the investment committee present at a meeting where a quorum is present (which requires the presence of one designee of KKR Credit and one designee of the FS Joint Advisor Member) is required to authorize or approve such matters.

In performing its duties under the Joint Advisor Investment Advisory Agreement, the Joint Advisor will provide the Company with services to facilitate the conduct of its business, including but not limited to: (a) sourcing, structuring, underwriting, performing diligence, executing and monitoring investments; (b) researching, selecting, trading and underwriting new investment opportunities; (c) investor account management; (d) legal, compliance, finance, accounting, operations and human resources services; and (e) risk management functions. KKR Credit and the FS Joint Advisor Member will be collectively responsible for providing appropriate assets, resources, time and personnel to allow the Joint Advisor to provide to the Company the services required under the Joint Advisor Investment Advisory Agreement. KKR Credit and the FS Joint Advisor Member will coordinate their activities during the period in which the Joint Advisor Investment Advisory Agreement would be in effect to avoid duplication of efforts and ensure a balanced and effective allocation of responsibilities and net fee revenue earned by the Joint Advisor, and efficiency in the provision of the required services to the Company thereunder.

The FS Joint Advisor Member, subject to the reasonable consent of KKR Credit and appointment by the board of the Joint Advisor, will designate the Joint Advisor’s chairman and chief executive officer and chief compliance officer. KKR Credit, subject to the reasonable consent of the FS Joint Advisor Member and appointment by the board of the Joint Advisor, will designate the Joint Advisor’s president and chief credit officer.

The biographical information set forth under the heading “Management of the Investment Co-Advisors” in “Proposal 1: Approval of Investment Co-Advisory Agreements Proposal” is incorporated herein by reference.

Terms of the Joint Advisor Investment Advisory Agreement

The terms of the Joint Advisor Investment Advisory Agreement are substantially similar to those of the Current Investment Advisory Agreement, except for, among other things, the fees payable thereunder, the name of the investment adviser and the date of effectiveness. The description of the Joint Advisor Investment Advisory Agreement that follows is a summary only and is qualified in its entirety by reference to the copy of the form of the Joint Advisor Investment Advisory Agreement included in Exhibit C hereto.

Duties. Subject to the overall supervision of the Board, the Joint Advisor will oversee the Company’s day-to-day operations and provide the Company with investment advisory services. Under the terms of the Joint Advisor Investment Advisory Agreement, the Joint Advisor will:

(i)	determine the composition and allocation of the Company’s investment portfolio, the nature and timing of any changes therein and the manner of implementing such changes;

(ii)	identify, evaluate and negotiate the structure of the investments made by the Company, including executing transactions on behalf of the Company;

(iii)	perform due diligence on prospective portfolio companies;

(iv)	execute, close, service and monitor the Company’s investments;

(v)	determine the securities and other assets that the Company shall purchase, retain or sell;

(vi)	provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably request or require for the investment of its funds; and

(vii)	to the extent permitted under the 1940 Act and the Advisers Act, on the Company’s behalf, and in coordination with any sub-adviser and any administrator, provide significant managerial assistance to those portfolio companies to which the Company is required to provide such assistance under the 1940 Act, including utilizing appropriate personnel of the Joint Advisor to, among other things, monitor the operations of the Company’s portfolio companies, participate in board and management meetings, consult with and advise officers of portfolio companies and provide other organizational and financial consultation.

The duties to be provided under the Joint Advisor Investment Advisory Agreement are substantially the same as those under the Current Investment Advisory Agreement.

Fees and Expenses. The Company will pay the Joint Advisor a fee for its services under the Joint Advisor Investment Advisory Agreement consisting of two components—a base management fee based on the average value of the Company’s gross assets and an incentive fee based on the Company’s performance. The cost of both the base management fee payable to the Joint Advisor and any incentive fees it earns will ultimately be borne by the Company’s shareholders.

The base management fee will be calculated at an annual rate of 1.50% of the average value of the Company’s gross assets. The base management fee will be payable monthly in arrears and will be calculated based on the average value of the Company’s gross assets (excluding cash and cash equivalents) at the end of the two most recently completed calendar months. The base management fee may or may not be taken in whole or in part at the discretion of the Joint Advisor. All or any part of the base management fee not taken as to any month will be deferred without interest and may be taken in such other month as Joint Advisor shall determine. The base management fee for any partial month will be appropriately prorated. The other terms of the base management fee are the same as those under the Current Investment Advisory Agreement.

The incentive fee will consist of two parts. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears, will equal 20.0% of the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter and will be subject to a hurdle rate, expressed as a rate of return on average adjusted capital, equal to 1.75% per quarter, or an annualized hurdle rate of 7.0%. For purposes of the subordinated incentive fee on income, “adjusted capital” means cumulative proceeds generated from sales of the Shares (including proceeds from the Company’s distribution reinvestment plan), net of sales commissions and dealer manager fees, reduced for (i) distributions paid to shareholders that represent return of capital on a tax basis and (ii) amounts paid for share repurchases pursuant to the Company’s share repurchase program. As a result, the Joint Advisor will not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.75%. Once the Company’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, the Joint Advisor will be entitled to a “catch-up” fee equal to the amount of the Company’s pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equals 2.1875%, or 8.75% annually, of average adjusted capital. This “catch-up” feature will allow the Joint Advisor to recoup the fees foregone as a result of the existence of the hurdle rate. Thereafter, the Joint Advisor will be entitled to receive 20.0% of the Company’s pre-incentive fee net investment income.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Joint Advisor Investment Advisory Agreement). Under the Joint Advisor Investment Advisory Agreement, the fee will equal 20.0% of the Company’s incentive fee capital gains (i.e., the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid incentive fees on capital gains. The Company will accrue the incentive fee on capital gains, which, if earned, will be paid annually. The Company will accrue the incentive fee on capital gains based on net realized and unrealized gains; however, under the terms of the Joint Advisor Investment Advisory Agreement, the fee payable to the Joint Advisor will be based on realized gains and no such fee will be payable with respect to unrealized gains unless and until such gains are actually realized.

The incentive fee may or may not be taken in whole or in part at the discretion of Joint Advisor. All or any part of the incentive fee not taken as to any quarter will be deferred without interest and may be taken in such other quarter as the Joint Advisor shall determine. The other terms of the incentive fee are substantially the same as those under the Current Investment Advisory Agreement.

All personnel of the Joint Advisor, when and to the extent engaged in providing services under the Joint Advisor Investment Advisory Agreement, and the compensation and routine overhead expenses of such personnel allocable to such services, shall be provided and paid for by the Joint Advisor or its affiliates and not by the Company. The treatment of expenses is the same under the Current Investment Advisory Agreement.

Term. The Joint Advisor Investment Advisory Agreement will remain in effect initially for two years, and thereafter will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Company (as “majority” is defined in Section 2(a)(42) of the 1940 Act) and (ii) the vote of a majority of the Independent Trustees in accordance with the requirements of the 1940 Act. The Joint Advisor Investment Advisory Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice by the Company to the Joint Advisor, (i) upon the vote of a majority of the outstanding voting securities of the Company, or (ii) by the vote of the Board, or upon 120 days’ written notice by the Joint Advisor to the Company. The Joint Advisor Investment Advisory Agreement will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the 1940 Act).

Indemnification. The Joint Advisor Investment Advisory Agreement provides that the Joint Advisor and any sub-adviser (and their trustees, directors, officers, shareholders or members (and their shareholders or members, including the owners of their shareholders or members), agents, employees, controlling persons (as defined in the 1940 Act) and any other person or entity affiliated with, or acting on behalf of, the Joint Advisor or any such sub-adviser) (collectively, the “Joint Advisor Indemnified Parties”), will not be liable to the Company for any action taken or omitted to be taken by any such Joint Advisor Indemnified Party in connection with the performance of any of its duties or obligations under the Joint Advisor Investment Advisory Agreement or otherwise as an investment adviser of the Company (except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services), and the Company will indemnify, defend and protect the Joint Advisor Indemnified Parties (each of whom shall be deemed a third party beneficiary thereof) and hold them harmless from and against all Losses incurred by the Joint Advisor Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of Joint Advisor’s duties or obligations under the Joint Advisor Investment Co-Advisory Agreement or otherwise as an investment adviser of the Company, to the extent such Losses are not fully reimbursed by insurance, and to the extent that such indemnification would not be inconsistent with the Company’s Declaration of Trust, the 1940 Act, the laws of the State of Delaware or other applicable law. Notwithstanding the preceding sentence, nothing contained in the Joint Advisor Investment Advisory Agreement will protect or be deemed to protect the Joint Advisor Indemnified Parties against or entitle or be deemed to entitle the Joint Advisor Indemnified Parties to indemnification in respect of any Losses to the Company or its shareholders to which the Joint Advisor Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of Joint Advisor’s duties or by reason of the reckless disregard of the Joint Advisor’s duties and obligations under the Joint Advisor Investment Advisory Agreement.

Brand Usage. The Joint Advisor Investment Advisory Agreement provides, subject to certain limitations, that the Joint Advisor grants a non-exclusive, non-transferrable, non-sublicensable and royalty-free license to the Company for use of the trademark “FS/KKR Advisor” in connection with the Company’s public filings, requests for information from state and federal regulators, offering materials and advertising materials and investor communications.

Third Party Beneficiaries. The Joint Advisor Investment Advisory Agreement provides that except for any Joint Advisor Indemnified Party, the Joint Advisor Investment Advisory Agreement is for the sole benefit of the parties thereto and their permitted assigns.

Insurance. The Joint Advisor Investment Advisory Agreement provides that the Company shall acquire and maintain a directors and officers liability insurance policy or similar policy with reasonable coverage from a reputable insurer.

Administrative Services

Concurrently with entering into the Joint Advisor Investment Advisory Agreement, the Company expects to enter into an administrative services agreement with the Joint Advisor. The terms of this administrative services agreement, including the services to be provided by the Joint Advisor, and the amount of reimbursements to be paid by the Company for certain administrative expenses, would be substantially the same as those of the Current Administrative Services Agreement. Upon the effectiveness of the administrative services agreement with the Joint Advisor, the administrative services agreements with KKR Credit and FS Adviser described under “Proposal No. 1 – Approval of Investment Co-Advisory Agreements –Administrative Services” would terminate.

Board Consideration

At a meeting of the Board held on December 18, 2017, the voting members of the Board, including all of the Independent Trustees, approved the Joint Advisor Investment Advisory Agreement as being in the best interests of the Company and its shareholders. Representatives of KKR Credit and FS Investments were present at that meeting to answer questions and discuss the structure of the proposed advisory services, the nature and type of services to be provided and the ways in which the Joint Advisor would work as investment adviser to the Company. The Board then directed that the Joint Advisor Investment Advisory Agreement be submitted to the Company’s shareholders for approval with the Board’s recommendation that the shareholders of the Company vote to approve the Joint Advisor Investment Advisory Agreement.

Prior to that meeting, the independent committee of the Board met formally on one separate occasion, and informally on several additional occasions, to discuss the materials provided by KKR Credit and FS Investments and to ask questions. At those meetings, members of KKR Credit were present and answered numerous questions posed by the Board. The Independent Trustees also met in executive session in advance of the Board meeting to discuss the information provided by KKR Credit and FS Investments. Counsel to the Independent Trustees attended the meetings in executive session.

The Investment Co-Advisory Agreements Proposal and the Joint Advisor Investment Advisory Agreement Proposal are not contingent on one another. However, if the shareholders of the Company do not approve both the Investment Co-Advisory Agreements Proposal and the Joint Advisor Investment Advisory Agreement Proposal, then the Board will consider and evaluate its options to determine what alternatives are in the Company’s best interests and that of the Company’s shareholders.

Factors Considered by the Board

The Board, in approving and recommending the approval of the Joint Advisor Investment Advisory Agreement, considered a number of factors. Such approval was made in accordance with, and on the basis of an evaluation satisfactory to the Board as required by Section 15(c) of the 1940 Act and applicable rules and regulations thereunder, including a consideration of, among other factors, (i) the nature, quality, complexity and extent of the advisory and other services to be performed by the Joint Advisor, (ii) the costs of providing services to the Company, (iii) any ancillary financial benefits the Joint Advisor because of its relationship with the Company, (iv) comparative information on fees and expenses borne by other comparable BDCs or RICs and other advised accounts, in each case, as applicable, (v) comparative BDCs’ or RICs’ performance and other competitive factors, (vi) the extent to which economies of scale may be realized as the Company grows and if there is potential for economies of scale, (vii) whether fee levels reflect these economies of scale for the benefit of the Company’s shareholders, (viii) the experience and qualifications of the personnel from the Joint Advisor providing such services, and (ix) the fee structure, expense ratios and expected costs and expenses to the Company under the Joint Advisor Investment Advisory Agreement. The Board considered all factors and no one factor alone was deemed dispositive.

In connection with its consideration of whether to approve the Joint Advisor Investment Advisory Agreement, the Board also reviewed, among other materials, (i) comparative data with respect to advisory fees or similar expenses, (ii) estimates of the profitability of KKR Credit and the FS Joint Advisor Member for certain past and future periods presented with and without certain pro forma adjustments for compensation and expenses, (iii) data regarding the impact of the Joint Advisor Investment Advisory Agreement on advisory fees that would be received by the Joint Advisor and, indirectly, KKR Credit and the FS Joint Advisor Member, under various hypothetical return scenarios, and (iv) a copy of the Joint Advisor Investment Advisory Agreement.

The Board also took into consideration the fact that it had considered KKR Credit’s role as investment adviser previously in March 2017 in connection with the annual renewal of the Current Investment Sub-Advisory Agreement. With respect to the nature, quality and extent of the advisory and other services, and the services to be performed and the personnel performing such services under the Joint Advisor Investment Advisory Agreement, the Board noted that generally the same KKR Credit personnel who provide the services under the Current Investment Sub-Advisory Agreement would also provide the services on behalf of the Joint Advisor under the Joint Advisor Investment Advisory Agreement. The Board considered the fact that the personnel at KKR Credit who would continue to perform the services for the Company under the Joint Advisor Investment Advisory Agreement are familiar with the Company’s existing investment portfolio. The Board also considered that it would have access to the employees and resources of the FS Joint Advisor Member under the Joint Advisor Investment Advisory Agreement to work together with the KKR Credit personnel to provide complementary services. Based on these considerations, the voting members of the Board concluded, within the context of its overall determination to approve the Joint Advisor Investment Advisory Agreement, that the Company would continue to benefit from the services to be provided by KKR Credit on behalf of the Joint Advisor under the Joint Advisor Investment Advisory Agreement, and that the Company would also benefit from the services of FS Joint Advisor Member on behalf of the Joint Advisor.

Regarding investment performance, the Board took note of the Company’s historical investment performance results, including access to KKR Credit’s network of proprietary sourced transactions, as presented to the Board, in light of the Company’s investment objective, strategies and risks. The Board also considered the FS Advisor Entities’ track record managing BDCs. Based on these considerations, the voting members of the Board concluded, within the context of its overall determinations regarding the Joint Advisor Investment Advisory Agreement, that the Company’s historical investment performance and activity, including proprietary sourced transactions, supported a determination to approve the Joint Advisor Investment Advisory Agreement so that the Company could continue to benefit from KKR Credit’s services and expertise on behalf of the Joint Advisor, as well as the FS Joint Advisor Member’s services and expertise.

In considering the fees and expenses of the Company, the Board reviewed comparative data with respect to advisory fees or similar expenses paid by other BDCs, including investment companies and other accounts of KKR Credit and FS Investments and its affiliates with similar investment objectives. The Board noted that that the aggregate proposed advisory fees under the Joint Advisor Investment Advisory Agreement would be less than the Current Investment Advisory Agreement. The Board also noted that in light of the Company’s small size, KKR Credit and CNL have agreed to extend their expense support obligations to the Company until December 31, 2018, and the Company has agreed to enter into an expense support and conditional reimbursement agreement with the Joint Advisor during the period in which the Joint Advisory Investment Advisory Agreement would be in effect that, among other things, would provide that the Joint Advisor will pay the expenses of the Company on a monthly basis, until the termination of similar agreements currently in place between the Company and CNL and KKR Credit, in an amount equal to the lesser of: (i) 100% of operating expenses (as defined therein) for each month in which the Company’s Board declares a distribution or (ii) 100% of the positive difference between the Company’s distributions accrued to the Company’s shareholders less available operating funds (as defined therein).

The Board also considered the fact that KKR Credit, as a member of the Joint Advisor, is a subsidiary of KKR & Co., a global investment firm that manages investments across multiple asset classes including private equity, energy, infrastructure, real estate, credit and hedge funds, and that KKR Credit’s ability to leverage the intellectual capital and synergies of KKR & Co., subject to information barriers, would be beneficial to the Company. The Board also favorably considered the fact that KKR Credit had over $41 billion of assets under management as of September 30, 2017 across investment funds, structured finance vehicles, specialty finance companies and separately managed accounts, representing the credit strategies under its management, and also has experience as an advisor to KKR Income Opportunities Fund, which is a closed-end management investment company. After considering all of the relevant factors, the voting members of the Board concluded that the Company’s advisory fees, as set forth in the Joint Advisor Investment Advisory Agreement, are reasonable, both as compared to other Listed BDCs and also in relation to the services to be provided by the Joint Advisor.

With respect to the FS Joint Advisor Member, the Board considered the materials FS Investments provided, including information relating to the FS Advisor Entities’ overall experience overseeing the activities of the FSIC Funds and the FS Advisor Entities’ role in, among other things, setting investment guidelines for the FSIC Funds’ respective portfolios, determining the composition and allocation of the FSIC Funds’ respective portfolios, and identifying, evaluating, and negotiating the structure of, the FSIC Funds’ respective investments, overseeing risk management and operational capabilities. In addition, the Board discussed these materials and other items with representatives of FS Investments that attended the Board meeting on December 18, 2017. The Board discussed that it had followed the franchise of funds advised by affiliates of FS Investments for more than six years and took into consideration that affiliates of FS Investments (i) advise the largest group of BDCs in the marketplace, including listed and non-listed BDCs with approximately $18.1 billion in assets under management as of September 30, 2017 and (ii) have developed the infrastructure and technology and have over 300 personnel to help continue the Company’s growth and support KKR Credit in providing best in class services to the Company.

The Board and the Independent Trustees determined that they were satisfied with the nature, quality and extent of the services to be provided by the Joint Advisor to the Company, the expertise and capabilities of KKR Credit’s and FS Investments’ and its affiliates’ personnel, KKR Credit’s and FS Investments’ and its affiliates’ financial strength and their anticipated allocation of resources necessary to manage the Company’s portfolio.

Shareholder Liquidity. The Board considered the benefits related to shareholder liquidity that would result from the Company’s entry into the Joint Advisor Investment Advisory Agreement. Specifically, the Board considered that as part of the partnership expected to be formed by KKR Credit and FS Investments, with BDCs with a total of approximately $18 billion in assets under management, enhanced options for shareholder liquidity and alternative paths to scale the Company’s investment platform would be available to the Company.

Economies of Scale. The Board considered the extent to which economies of scale might be realized as the Company grows and whether the Company’s fee levels reflect these economies of scale for the benefit of Company shareholders. The Board considered the fact that such economies are less likely to be significant given the Company’s structure and focus on loans to private middle-market U.S. companies which generally require loan by loan negotiation and monitoring, as well as KKR Credit’s and the FS Joint Advisor Member’s commitment to monitor economies of scale on an ongoing basis.

Other Benefits. The Board considered other benefits that may accrue to KKR Credit, the FS Joint Advisor Member, and their affiliates from their relationships with the Company, including that KKR Credit and the FS Joint Advisor Member may potentially benefit from the success of the Company, which could attract other business to KKR Credit and the FS Joint Advisor Member.

Overall Conclusions. No single factor was determinative of the Board’s and the Independent Trustees’ decisions to approve the Joint Advisor Investment Advisory Agreement, but rather, the members of the Board based their determination on the total mix of information available to them. After considering the factors described above, the Board and the Independent Trustees concluded separately that the terms of the Joint Advisor Investment Advisory Agreement are fair and reasonable to the Company in light of the services to be provided by the Joint Advisor, its costs and reasonably foreseeable Company asset levels, and that the Company’s shareholders are expected to receive reasonable value in return for the advisory fees paid. The Board and the Independent Trustees also concluded separately that the approval of the Joint Advisor Investment Advisory Agreement is supported by reasonable and impartial records and information, the competitive expense structure and that the approval of the Joint Advisor Investment Advisory Agreement would be in the best interest of the Company and its shareholders. Accordingly, on December 18, 2017, the Board, including all of the Independent Trustees, approved the Joint Advisor Investment Advisory Agreement.

Vote Required

Approval of the Joint Advisor Investment Advisory Agreement Proposal requires the affirmative vote of the holders of a majority of the outstanding Shares entitled to vote at the Special Meeting. The 1940 Act defines “a majority of the outstanding Shares” as (a) 67% or more of the Shares present at the Special Meeting if the holders of more than 50% of the outstanding Shares are present or represented by proxy or (b) more than 50% of the outstanding Shares, whichever is less. You may vote for or against or abstain on the Joint Advisor Investment Advisory Agreement Proposal. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against the Joint Advisor Investment Advisory Agreement Proposal. Proxies received will be voted “FOR” the Joint Advisor Investment Advisory Agreement Proposal unless shareholders designate otherwise.

THE VOTING MEMBERS OF THE BOARD UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” THE JOINT ADVISOR INVESTMENT ADVISORY AGREEMENT PROPOSAL.

WHERE YOU CAN FIND MORE INFORMATION

The SEC allows the Company to “incorporate by reference” information into this proxy statement, which means that the Company can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference into this proxy statement is considered part of this proxy statement. This proxy statement incorporates by reference the following filings with the SEC:

●	the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the SEC on March 17, 2017;

●	the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017, June 30, 2017 and September 30, 2017, as filed with the SEC on May 12, 2017, August 11, 2017 and November 13, 2017, respectively; and

●	the Company’s Current Reports on Form 8-K, as filed with the SEC on March 21, 2017, May 17, 2017, June 13, 2017, June 20, 2017, June 21, 2017, June 30, 2017, July 17, 2017, July 21, 2017, August 18, 2017, September 20, 2017, October 19, 2017, October 20, 2017, November 17, 2017, December 7, 2017, December 11, 2017 and December 18, 2017 (excluding, with respect to each such Current Report on Form 8-K, those portions that are not deemed “filed” pursuant to the General Instructions of Form 8-K).

These documents contain important information about the Company that is not expressly included in the proxy statement. Shareholders may obtain a free copy of this proxy statement as well as the filings incorporated by reference herein, without charge, at the SEC’s website (www.sec.gov). Copies of this proxy statement as well as the filings incorporated by reference herein may also be obtained, without charge, by directing a request to the Company at CNL Center at City Commons, Tower I, 450 South Orange Avenue, 13th Floor, Orlando, Florida 32801, Attention: Kirk A. Montgomery, Corporate Secretary, or calling us at (855) 835-8319.

PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE PAID RETURN ENVELOPE OR BY FOLLOWING THE INSTRUCTIONS PRINTED ON THE PROXY CARD, WHICH PROVIDES INSTRUCTIONS FOR AUTHORIZING A PROXY BY TELEPHONE OR THROUGH THE INTERNET. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Corporate Capital Trust II CNL Center at City Commons, Tower I 450 South Orange Avenue Orlando, Florida 32801 Attention: Kirk A. Montgomery, Corporate Secretary

AUTHORIZE A PROXY VIA THE INTERNET – www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 5:00 p.m., Eastern Time, the day before the meeting date. Please have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

AUTHORIZE A PROXY BY PHONE – 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 5:00 p.m., Eastern Time, the day before the meeting date. Please have your proxy card in hand when you call and then follow the instructions.

AUTHORIZE A PROXY BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge Investor Communication Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717. Your completed proxy must be received prior to 5:00 p.m., Eastern Time, the day before the meeting date.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

Sign up today to receive next year’s annual report and proxy materials via the Internet rather than by mail. Additional mailings, such as distribution statements and tax forms, are also available electronically. Electronic delivery helps the Company reduce corporate expenses such as printing and postage. To sign up to receive these mailings electronically, or to review or change your current delivery preferences, visit our website at www.corporatecapitaltrustii.com/gopaperless.

KEEP THIS PORTION FOR YOUR RECORDS

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CORPORATE CAPITAL TRUST II (the “Company”)

THE COMPANY’S BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

		For	Against	Abstain
1.	To approve a new investment advisory agreement by and between the Company and KKR Credit Advisors (US) LLC (“KKR Credit”) and a new investment advisory agreement by and between the Company and an affiliate of Franklin Square Holdings, L.P. (“FS Investments” and, such adviser, “FS Adviser”), pursuant to which KKR Credit and FS Adviser will act as investment co-advisers to the Company.	☐	☐	☐

2.	To approve a new investment advisory by and between the Company and FS/KKR Advisor, LLC, a newly-formed investment advisor jointly operated by KKR Credit and an affiliate of FS Investments (the “Joint Advisor”), pursuant to which the Joint Advisor will act as investment adviser to the Company.	☐	☐	☐

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying notice of special meeting and the proxy statement with respect thereto, and hereby revoke(s) any proxy or proxies heretofore given with respect to the meeting. This proxy may be revoked at any time before it is exercised.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Important: Please sign exactly as name appears hereon. Joint owners should each sign personally. Trustees and others signing in a representative or fiduciary capacity should indicate their full titles in such capacity.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS

The Proxy Statement and the Annual Report to Shareholders are available at:
www.proxyvote.com

PROXY
CORPORATE CAPITAL TRUST II
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

The undersigned shareholder of Corporate Capital Trust II, a Delaware statutory trust (the “Company”), hereby appoints Chirag J. Bhavsar and Kirk A. Montgomery, and each of them, as proxies, with full power of substitution in each, to attend the special meeting of shareholders of the Company (the “Special Meeting”) to be held at the principal offices of the Company located at CNL Center at City Commons, Tower I, 450 South Orange Avenue, Orlando, Florida, 32801, on [●], 2018 at [●] [a.m.][p.m.], Eastern Time, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present at the meeting. The proxy statement and the accompanying materials are being mailed to shareholders of record on or about [●], 2018 and are available on the Company’s website at www.corporatecapitaltrustii.com. All properly executed proxies representing Shares received prior to 5:00 p.m., Eastern Time, on the day before the Special Meeting will be voted in accordance with the instructions marked thereon.

The votes entitled to be cast by the undersigned will be cast as directed. If this proxy is executed but no direction is given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the proposals. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Special Meeting or any adjournment or postponement thereof. As of the date of the proxy statement, the Company’s board of trustees knows of no other business to be presented at the Special Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise. Shareholders who execute proxies may revoke them with respect to a proposal by attending the Special Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy to the Company at the above address prior to 5:00 p.m., Eastern Time, on the day before the Special Meeting.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side

Corporate Capital Trust II

Please Vote! YOUR VOTE IS IMPORTANT. PLEASE SUBMIT YOUR PROXY PROMPTLY. Reduce corporate expenses by submitting your vote via the Internet at www.proxyvote.com.

✓	Read the Enclosed Materials ...

Enclosed is the following information for the Corporate Capital Trust II Special Meeting of Shareholders:

● Proxy Statement that describes the proposals to be voted upon

● Proxy card for each registration*

* You may have more than one proxy card included in your packet because you have multiple registrations. Please be sure to vote all proxies in your packet.

✓	Authorize Your Proxy via the Internet Visit www.proxyvote.com and follow the online instructions to cast your vote. Your control number is located on the proxy card or voting instruction form.

Or

✓	Complete the Proxy Card and Return by Mail On the proxy card, cast your vote on the proposals, sign and return it in the postage-paid envelope provided. Please note, all parties must sign.

Or

✓	Authorize Your Proxy by Telephone Call (800)-690-6903 using a touch-tone telephone and follow the instructions. Your control number is located on the proxy card or voting instruction form.

If you authorized your proxy via the Internet or by phone, please DO NOT mail back the proxy card.

✓	For Assistance If you have any questions or need assistance with completing your proxy card, please call our proxy solicitor, Broadridge Investor Communication Solutions, Inc. at (855) 325-6677.

Thank you.

Exhibit A

KKR Investment Co-Advisory Agreement

[see attached]

INVESTMENT ADVISORY AGREEMENT
BETWEEN
CORPORATE CAPITAL TRUST II
AND
KKR CREDIT ADVISORS (US) LLC

This Investment Advisory Agreement (this “Agreement”) is made as of [       ], by and between CORPORATE CAPITAL TRUST II, a Delaware statutory trust (the “Company”), and KKR CREDIT ADVISORS (US) LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Company is a non-diversified, closed-end management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (together with the rules promulgated thereunder, the “1940 Act”);

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (together with the rules promulgated thereunder, the “Advisers Act”);

WHEREAS, the Company desires to retain the Adviser to provide investment advisory services to the Company in the manner and on the terms and conditions hereinafter set forth;

WHEREAS, the Adviser is willing to provide investment advisory services to the Company in the manner and on the terms and conditions hereinafter set forth; and

WHEREAS, the Company is simultaneously entering into an Investment Advisory Agreement with [FS ADVISER ENTITY] (the “Co-Adviser”), dated as of the date hereof (the “Investment Co-Advisory Agreement”), pursuant to which the Co-Adviser will, as a co-adviser with the Adviser, furnish investment advisory services to the Company on the terms and conditions identical to those set forth herein.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Adviser hereby agree as follows:

1.

Duties of the Adviser.

(a)

Retention of Adviser. The Company hereby appoints the Adviser to act as co-adviser to the Company and to manage, in coordination with the Co-Adviser, the investment and reinvestment of the assets of the Company, subject to the supervision of the board of trustees of the Company (the “Board of Trustees”), for the period and upon the terms herein set forth in accordance with:

(i)

the investment objective, policies and restrictions that are set forth in the Company’s filings with the Securities and Exchange Commission (the “SEC”), as supplemented, amended or superseded from time to time;

(ii)

during the term of this Agreement, all other applicable federal and state laws, rules and regulations, and the Company’s Second Amended and Restated Declaration of Trust, as further amended from time to time (“Declaration of Trust”);

(iii)

such investment policies, directives, regulatory restrictions as the Company may from time to time establish or issue and communicate to the Adviser in writing; and

(iv)

the Company’s compliance policies and procedures as applicable to the Adviser and as administered by the Company’s chief compliance officer.

(b)

Responsibilities of Adviser. Without limiting the generality of the foregoing, the Adviser shall, in coordination with the Co-Adviser, during the term and subject to the provisions of this Agreement:

(i)

determine the composition and allocation of the Company’s investment portfolio, the nature and timing of any changes therein and the manner of implementing such changes;

(ii)

identify, evaluate and negotiate the structure of the investments made by the Company;

(iii)

perform due diligence on prospective portfolio companies;

(iv)

execute, close, service and monitor the Company’s investments;

(v)

determine the securities and other assets that the Company shall purchase, retain, or sell;

(vi)

provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds; and

(vii)

to the extent permitted under the 1940 Act and the Advisers Act, on the Company’s behalf, and in coordination with any Sub-Adviser (as defined below) and any administrator, provide significant managerial assistance to those portfolio companies to which the Company is required to provide such assistance under the 1940 Act, including utilizing appropriate personnel of the Adviser to, among other things, monitor the operations of the Company’s portfolio companies, participate in board and management meetings, consult with and advise officers of portfolio companies and provide other organizational and financial consultation.

The Company acknowledges that the Adviser and Co-Adviser, may from time to time, designate one or the other as being primarily responsible for certain investments. The Adviser shall have no obligation hereunder to supervise the Co-Adviser’s provision of services under the Investment Co-Advisory Agreement.

2

(c)

Power and Authority. To facilitate the Adviser’s performance of these undertakings, but subject to the restrictions contained herein, the Company hereby delegates to the Adviser (which power and authority may be delegated by the Adviser to one or more Sub-Advisers), and the Adviser hereby accepts, the power and authority to act on behalf of the Company, in coordination with the Co-Adviser, to effectuate investment decisions for the Company, including the negotiation, execution and delivery of all documents relating to the Company’s investments and the placing of orders for other purchase or sale transactions on behalf of the Company. In the event that the Company determines to acquire debt or other financing (or to refinance existing debt or other financing), the Adviser, in coordination with the Co-Adviser, shall use commercially reasonable efforts to arrange for such financing on the Company’s behalf, subject to the oversight and approval of the Board of Trustees. If it is necessary for the Adviser to make investments on behalf of the Company through a special purpose vehicle, the Adviser, in coordination with the Co-Adviser, shall have authority to create, or arrange for the creation of, such special purpose vehicle and to make investments through such special purpose vehicle in accordance with applicable law. The Company also grants to the Adviser power and authority to, in coordination with the Co-Adviser, engage in all activities and transactions (and anything incidental thereto) that the Adviser, in coordination with the Co-Adviser, deems appropriate, necessary or advisable to carry out its duties pursuant to this Agreement.

(d)

Acceptance of Appointment. The Adviser hereby accepts such appointment and agrees during the term hereof to render the services described herein for the compensation provided herein, subject to the limitations contained herein.

(e)

Sub-Advisers. The Adviser, subject to the prior written consent of the Co-Adviser, is hereby authorized to enter into one or more sub-advisory agreements (each a “Sub-Advisory Agreement”) with other investment advisers (each a “Sub-Adviser”) pursuant to which the Adviser may obtain the services of the Sub-Adviser(s) to assist the Adviser in fulfilling its responsibilities hereunder, subject to the oversight of the Adviser and/or the Company, with the scope of such services and oversight to be set forth in each Sub-Advisory Agreement.

(i)

The Adviser and/or Co-Adviser, and not the Company, shall be responsible for any compensation payable to any Sub-Adviser; provided, however, that the Adviser shall have the right to direct the Company to pay directly any Sub-Adviser the amounts due and payable to such Sub-Adviser from the fees and expenses otherwise payable to the Adviser under this Agreement.

(ii)

Any Sub-Advisory Agreement entered into by the Adviser shall be in accordance with the requirements of the 1940 Act and the Advisers Act, including the requirements of the 1940 Act relating to Board of Trustees and Company shareholder approval thereunder, and other applicable federal and state law.

(iii)

Any Sub-Adviser shall be subject to the same fiduciary duties as are imposed on the Adviser pursuant to this Agreement, the 1940 Act and the Advisers Act, as well as other applicable federal and state law.

(f)

Independent Contractor Status. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

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(g)

Record Retention. Subject to review by and the overall control of the Board of Trustees, the Adviser shall maintain and keep all books, accounts and other records of the Adviser that relate to activities performed by the Adviser hereunder as required under the 1940 Act and the Advisers Act. The Adviser agrees that all records that it maintains and keeps for the Company shall at all times remain the property of the Company, shall be readily accessible during normal business hours, and shall be promptly surrendered to the Company upon the termination of this Agreement or otherwise on written request by the Company. The Adviser further agrees that the records that it maintains and keeps for the Company shall be preserved in the manner and for the periods prescribed by the 1940 Act, unless any such records are earlier surrendered as provided above. The Adviser shall have the right to retain copies, or originals where required by Rule 204-2 promulgated under the Advisers Act, of such records to the extent required by applicable law. The Adviser, in coordination with the Co-Adviser, shall maintain records of the locations where books, accounts and records are maintained among the persons and entities providing services directly or indirectly to the Adviser or the Company.

2.

Expenses Payable by the Company.

(a)

Adviser Personnel. Other than as set forth in Section 2(b)(iii), all investment personnel of the Adviser, when and to the extent engaged in providing investment advisory services and managerial assistance hereunder, and the compensation and routine overhead expenses of such personnel allocable to such services, shall be provided and paid for by the Adviser and not by the Company.

(b)

Company’s Costs. Subject to the limitations on expense reimbursement of the Adviser as set forth in Sections 2(a) and 2(c), the Company, either directly or through reimbursement to the Adviser, shall bear all costs and expenses of its investment operations and its investment transactions, including costs and expenses relating to:

(i)

the making of investments, including third party fees and expenses with respect to or associated with identifying, negotiating, evaluating, including due diligence and investing in, portfolio companies and securities;

(ii)

monitoring investments, including expenses and fees payable to third parties with respect to performance, operational and legal review and compliance and investment oversight and reporting;

(iii)

direct costs associated with managerial assistance provided or otherwise made available to the Company’s portfolio companies;

(iv)

valuing investments, including expenses and fees payable to third parties with respect to the valuation of the Company’s investments;

(v)

liquidating investments, including expenses and fees payable to third parties in connection with identifying and evaluating purchasers, and negotiating and finalizing terms of liquidation; and

(vi)

portfolio expenses, including expenses and fees associated with the holding of or investment in the portfolio company or security.

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(c)

Portfolio Company Compensation. In certain circumstances the Adviser, the Co-Adviser, any Sub-Adviser, or any of their respective Affiliates, may receive compensation from a portfolio company, in connection with the Company’s investment in such portfolio company. Any compensation received by the Adviser, the Co-Adviser, Sub-Adviser, or any of their respective Affiliates, attributable to the Company’s investment in any portfolio company, in excess of any of the limitations in, or exemptions granted from, the 1940 Act, any interpretation thereof by the staff of the SEC, or the conditions set forth in any exemptive relief granted to the Adviser, Co-Adviser, any Sub-Adviser or the Company by the SEC, shall be delivered promptly to the Company and the Company will retain such excess compensation for the benefit of its shareholders, subject to (i) applicable law and (ii) maintaining the Company’s compliance with Subchapter M of the Internal Revenue Code of 1986, as amended.

(d)

Reimbursement of Organization and Offering Expenses.

(i)

The Company shall be obligated to reimburse the Adviser and/or the Co-Adviser for all current Organization and Offering Expenses, as defined in the Declaration of Trust, and all prior Organization and Offering Expenses actually paid by, or incurred on behalf of, the Adviser and/or the Co-Adviser and not already reimbursed by the Company (the “Reimbursable O & O Expenses”) as follows:

(a)

For the aggregate gross proceeds from the sale of the Company’s securities (the “Offering Proceeds”) in the initial amount of $2,250,000, the Company shall reimburse the applicable party for such Reimbursable O & O Expenses up to a maximum of $112,500 under this Agreement and the Investment Co-Advisory Agreement.

(b)

After the Offering Proceeds exceed $2,250,000, then the Company shall reimburse the applicable party for such Reimbursable O & O Expenses to the extent that the Reimbursable O & O Expenses, together with all prior Organization and Offering Expenses for which the applicable parties have received reimbursement, do not exceed an amount greater than 1.5% of the Offering Proceeds. The Adviser, jointly and equally with the Co-Adviser, shall be responsible for the payment of the Organization and Offering Expenses to the extent they exceed 1.5% of the Offering Proceeds, without recourse against or reimbursement by the Company. The Adviser and the Co-Adviser each agrees that it will not seek reimbursement from the Company for Organization and Offering Expenses in excess of 1.5% of the Offering Proceeds to which the Registration Statement on Form N-2 as declared effective by the SEC relates.

(c)

The Company acknowledges that it shall be responsible to ensure that any reimbursement to any person for deferred Organization and Offering Expenses, including any interest thereon, if any, shall not exceed the 18% limitation on Front End Fees (as defined and set forth in the Declaration of Trust), regardless of the source of payment.

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(ii)

No later than five business days following the beginning of each month, the Adviser shall prepare a reasonably detailed statement documenting the Reimbursable O & O Expenses incurred during the immediately preceding month and the calculation of the reimbursement thereof and shall deliver such statement to the Company’s administrator prior to full reimbursement. Such statement shall also include instructions from the Adviser with respect to its election to defer any portion of such reimbursement. The Adviser, by written instruction to the Company’s administrator in accordance with paragraph (iii) or (iv) of this Section 2(d), shall have the right to elect to waive or defer all or a portion of the reimbursement of the Reimbursable O & O Expenses that would otherwise be payable to it. Any such reimbursement which the Adviser has not elected to waive or defer shall be made in cash within thirty (30) calendar days following the Adviser’s delivery to the Company of such statement;

(iii)

Waiver of reimbursement of Reimbursable O & O Expenses - No later than five business days following the beginning of each month, the Adviser shall notify the Company’s administrator in writing that it is electing to waive a portion or all of the reimbursement of the Reimbursable O & O Expenses that it would otherwise be payable to it;

(iv)

Deferral of reimbursement of Reimbursable O & O Expenses - Any portion of a reimbursement of the Reimbursable O & O Expenses otherwise payable to the Adviser and not paid over to the Adviser with respect to any month pursuant to a deferral election made by the Adviser under this paragraph shall be so deferred without interest and may be paid over on any specified later date as the Adviser may determine. If the Adviser so determines to have such deferred reimbursements paid over on such specified date, it shall provide the Company’s administrator with written notice of such determination at least thirty (30) days, but no more than sixty (60) days, prior to such specified date.

3.

Compensation of the Adviser.

The Company agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a management fee (“Management Fee”) and an incentive fee (“Incentive Fee”) as hereinafter set forth. Any of the fees payable to the Adviser under this Agreement for any partial month or calendar quarter shall be appropriately prorated. The fees payable to the Adviser as set forth in this Agreement shall be calculated using a detailed calculation policy and procedures approved by the Adviser and the Board of Trustees, including a majority of the Company’s trustees who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of any such party (“Independent Trustees”), and shall be consistent with the calculation of such fees as set forth in this Section. Modifications of the detailed calculation policy and procedures may be approved by both the Adviser and the Board of Trustees, including a majority of the Independent Trustees, without requiring shareholder approval, provided the modifications do not increase the Management Fee or Incentive Fee. The base management fee and incentive fee under the Investment Co-Advisory Agreement are equal to the Management Fee and Incentive Fee payable to the Adviser hereunder.

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For purposes of computing Incentive Fee, the detailed calculation policy and procedures will look through derivatives or swaps, as if the Company owned the assets directly.

(a)

Management Fee. The Management Fee is calculated at an annual rate of 0.75% of the Company’s average gross assets, is payable monthly in arrears and is calculated based on the average value of the Company’s gross assets at the end of the two most recently completed calendar months. The determination of gross assets will reflect changes in the fair market value of portfolio investments reflecting both realized and unrealized capital appreciation. For purposes of computing the Management Fee, cash and cash equivalents are excluded from the definition of gross assets.

(b)

Incentive Fee.

The Incentive Fee is divided into two parts: (1) a subordinated incentive fee on income, and (2) an incentive fee on capital gains.

The subordinated incentive fee on income is earned on pre-incentive fee net investment income and shall be determined and payable in arrears as of the end of each calendar quarter during which this Agreement is in effect. In the case of a liquidation or if this Agreement is terminated, the fee will also become payable as of the effective date of the event.

The subordinated incentive fee on income for each calendar quarter will be calculated as follows:

•     No subordinated incentive fee on income will be payable in any calendar quarter in which the pre-incentive fee net investment income does not exceed a quarterly return to shareholders of 1.75% on average adjusted capital (the “quarterly preferred return.”)

•     50% of the pre-incentive fee net investment income, if any, that exceeds the quarterly preferred return, but is less than or equal to 2.1875% of average adjusted capital in any quarter, will be payable to the Adviser.

•     For any quarter in which pre-incentive fee net investment income exceeds 2.1875% of average adjusted capital, the subordinated incentive fee on income shall equal 10% of pre-incentive fee net investment income.

•     “Pre-incentive fee net investment income” is defined as investment income and any other income accrued during the calendar quarter, minus operating expenses for the quarter, including the Management Fee under this Agreement and the Investment Co-Advisory Agreement, expenses payable under this Agreement, and the Administrative Services Agreement between the Company and the Co-Adviser, any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee under this Agreement and the Investment Co-Advisory Agreement. Pre-incentive fee net investment income does not include any expense support payments and/or any reimbursement by the Company of expense support payments (as defined in the Expense Support and Conditional Reimbursement Agreement) nor any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation, except for net investment income associated with derivatives or swaps, as provided herein.

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•     Adjusted capital is defined as (a) cumulative proceeds generated from sales of common stock, including proceeds from the distribution reinvestment plan, net of sales loads (sales commissions and dealer manager fees) and (b) reduced for (i) distributions paid to shareholders that represent return of capital on a tax basis and (ii) amounts paid for share repurchases pursuant to the share repurchase program, if any.

The incentive fee on capital gains will be earned on liquidated investments and shall be determined and payable in arrears as of the end of each calendar year during which this Agreement is in effect. In the case of a liquidation, or if this Agreement is terminated, the fee will also become payable as of the effective date of such event. The annual fee will equal (i) 10% of realized capital gains on a cumulative basis from inception, net of all realized capital losses on a cumulative basis from inception and unrealized depreciation, less (ii) 50% of the aggregate amount, if any, previously paid incentive fees on capital gains.

The incentive fee on capital gains will disregard any net investment income associated with derivatives or swaps, that is treated as capital gains pursuant to generally accepted accounting principles but included in pre-incentive fee net investment income for purposes of the calculation of subordinated incentive fee on income.

(c)

Waiver or Deferral of Fees.

The Adviser shall have the right to elect to waive or defer all or a portion of the Management Fee and/or Incentive Fee that would otherwise be paid to it. Prior to the payment of any fee to the Adviser, the Company shall obtain written instructions from the Adviser with respect to any waiver or deferral of any portion of such fees. Any portion of a deferred fee payable to the Adviser and not paid over to the Adviser with respect to any month, calendar quarter or year shall be deferred without interest and may be paid over in any such other month prior to the termination of this Agreement, as the Adviser may determine upon written notice to the Company.

4.

Covenant of the Adviser.

The Adviser is registered as an investment adviser under the Advisers Act on the effective date of this Agreement as set forth in Section 10, and shall maintain such registration, until the expiration or termination of this Agreement. The Adviser agrees that its activities shall at all times comply in all material respects with all applicable federal and state laws governing its operations and investments. The Adviser agrees to observe and comply with applicable provisions of the code of ethics adopted by the Company pursuant to Rule 17j-1 under the 1940 Act, as such code of ethics may be amended from time to time.

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5.

Brokerage Commissions.

The Adviser, in coordination with the Co-Adviser, is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Company to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser, in coordination with the Co-Adviser, determines in good faith, taking into account factors, including price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Company’s portfolio, and is consistent with the Adviser’s and Co-Adviser’s duty to seek the best execution on behalf of the Company. Notwithstanding the foregoing, with regard to transactions with or for the benefit of the Company, the Adviser may not pay any commission or receive any rebates or give-ups, nor participate in any business arrangements which would circumvent this restriction.

6.

Other Activities of the Adviser.

The services of the Adviser to the Company are not exclusive, and the Adviser may engage in any other business or render similar or different services to others including the direct or indirect sponsorship or management of other investment-based accounts or commingled pools of capital, however structured, having investment objectives similar to or different from those of the Company, and nothing in this Agreement shall limit or restrict the right of any officer, director, shareholder (and their shareholders or members, including the owners of their shareholders or members), officer or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Company’s portfolio companies, subject to applicable law). The Adviser assumes no responsibility under this Agreement other than to render the services set forth herein.

During the term of this Agreement and for a period of one year following any termination or nonrenewal of this Agreement for any reason, the Company shall not, directly or indirectly on behalf of itself or any other person or entity: (a) solicit the employment of or employ any partners, shareholders, trustees, officers, employees, consultants and/or associated persons (each, an “Associate”) of the Adviser, the Co-Adviser, any Sub-Adviser or any of their respective Affiliates (collectively, “Adviser Persons”) or any person or entity who was an Associate of an Adviser Person during the one-year period preceding such proposed solicitation or employment, or (b) induce, persuade or attempt to induce or persuade the discontinuation of, or in any way interfere or attempt to interfere with, the relationship between an Adviser Person and any Associate of such Adviser Person or any person or entity who was an Associate of such Adviser Person during the one-year period preceding such proposed inducement, persuasion or interference or attempted inducement, persuasion or interference. The parties intend that any provision of this Section 6 held invalid, illegal or unenforceable only in part or degree because of the duration or geographic scope thereof shall remain in full force to the extent not held invalid, illegal or unenforceable.

9

For purposes of this Agreement, “Affiliate” or “Affiliated” or any derivation thereof means with respect to any individual, corporation, partnership, trust, joint venture, limited liability company or other entity or association (“Person”): (a) any Person directly or indirectly owning, controlling, or holding, with the power to vote, 10% or more of the outstanding voting securities of such other Person; (b) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (c) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (d) any executive officer, director, trustee or general partner of such other Person; or (e) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.

7.

Responsibility of Dual Trustees, Officers and/or Employees.

If any person who is a director, officer, shareholder or employee of the Adviser is or becomes a trustee, officer, shareholder and/or employee of the Company and acts as such in any business of the Company, then such trustee, officer, shareholder and/or employee of the Adviser shall be deemed to be acting in such capacity solely for the Company, and not as a trustee, officer, shareholder or employee of the Adviser or under the control or direction of the Adviser, even if paid by the Adviser.

8.

Indemnification.

(a)

Indemnification. Subject to Section 9, the Adviser, any Sub-Adviser, each of their trustees, officers, shareholders or members (and their shareholders or members, including the owners of their shareholders or members), agents, employees, controlling persons (as determined under the 1940 Act (“Controlling Persons”)) and any other person or entity Affiliated with, or acting on behalf of, the Adviser or Sub-Adviser (each an “Indemnified Party” and, collectively, the “Indemnified Parties”) shall not be liable to the Company for any action taken or omitted to be taken by any such Indemnified Party in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Company (except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services), and the Company shall indemnify, defend and protect the Indemnified Parties (each of whom shall be deemed a third party beneficiary hereof) and hold them harmless from and against all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) (“Losses”) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of the Indemnified Parties’ duties or obligations under this Agreement, any Sub-Advisory Agreement, or otherwise as an investment adviser of the Company to the extent such Losses are not fully reimbursed by insurance and otherwise to the fullest extent such indemnification would not be inconsistent with the Declaration of Trust, the 1940 Act, the laws of the State of Delaware and other applicable law.

(b)

Advancement of Funds. The Company shall be permitted to advance funds to the Indemnified Parties for legal expenses and other costs incurred as a result of any legal action for which indemnification is being sought only if all of the following conditions are met:

(i)

the legal action relates to acts or omissions with respect to the performance of duties or services on behalf of the Company;

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(ii)

the Indemnified Party provides the Company with written affirmation of the Indemnified Party’s good faith belief that the Indemnified Party has met the standard of conduct necessary for indemnification by the Company;

(iii)

the legal action is initiated by a third party who is not a Company stockholder, or the legal action is initiated by a Company stockholder and a court of competent jurisdiction specifically approves such advancement; and

(iv)

the Indemnified Party undertakes to repay the advanced funds to the Company, allocated as advanced, together with the applicable legal rate of interest thereon, in cases in which the Indemnified Party is not found to be entitled to indemnification pursuant to a final, non-appealable decision of a court of competent jurisdiction.

(c)

The Adviser shall indemnify the Company, and its Affiliates and Controlling Persons, for any Losses that the Company or its Affiliates and Controlling Persons may sustain as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including the federal and state securities laws.

9.

Limitation on Indemnification.

Notwithstanding Section 8(a) to the contrary, nothing contained herein shall protect or be deemed to protect any of the Indemnified Parties against or entitle or be deemed to entitle any of the Indemnified Parties to indemnification in respect of, any Losses to the Company or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s or Sub-Adviser’s duties or by reason of the reckless disregard of the Adviser’s or Sub-Adviser’s duties and obligations under this Agreement or any Sub-Advisory Agreement (to the extent applicable, as the same shall be determined in accordance with the 1940 Act and any interpretations or guidance by the SEC or its staff thereunder).

In addition, notwithstanding any of the foregoing to the contrary, the provisions of Section 8 and this Section 9 shall not be construed so as to provide for the indemnification of any Indemnified Party for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of Section 8 and this Section 9 to the fullest extent permitted by law.

10.

Effectiveness, Duration and Termination of Agreement.

(a)

Term and Effectiveness. This Agreement shall become effective as of the first date written above. Once effective, this Agreement shall remain in effect for two years, and thereafter shall continue automatically for successive one-year periods, provided that such continuance is specifically approved at least annually by: (i) the vote of the Board of Trustees, or by the vote of a majority of the outstanding voting securities of the Company, and (ii) the vote of a majority of the Independent Trustees, in accordance with the requirements of the 1940 Act.

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(b)

Termination. This Agreement may be terminated at any time, without the payment of any penalty: (i) by the Company upon 60 days’ prior written notice to the Adviser upon: (A) the vote of a majority of the outstanding voting securities of the Company (as “majority” is defined in Section 2(a)(42) of the 1940 Act) or (B) the vote of the Board of Trustees or (ii) by the Adviser upon not less than 120 days’ prior written notice to the Company. This Agreement shall automatically terminate in the event of (x) its “assignment” (as such term is defined for purposes of construing Section 15(a)(4) of the 1940 Act), or (y) the effectiveness of an Investment Advisory Agreement by and between the Company and FS/KKR Advisor, LLC. The provisions of Sections 8 and 9 shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Adviser shall be entitled to any amounts owed to it under Section 3 through the date of termination or expiration and Sections 8 and 9 shall continue in force and effect and apply to the Adviser and its representatives as and to the extent applicable.

(c)

Payments to Adviser Upon Termination.

(i)

After the termination of this Agreement, the Adviser shall not be entitled to compensation for further services provided hereunder except that it shall be entitled to receive from the Company within 30 days after the effective date of such termination all unpaid reimbursements and all earned but unpaid fees payable to the Adviser prior to termination of this Agreement, including any deferred fees.

(ii)

In the event of a termination by the Adviser pursuant to Section 10(b)(ii), above, the Adviser shall pay all direct expenses incurred as a direct result of its withdrawal up to but not exceeding $250,000.

(iii)

Duties of Adviser Upon Termination. The Adviser shall promptly upon termination:

(a)

deliver to the Board of Trustees a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to the Board of Trustees;

(b)

deliver to the Board of Trustees all assets and documents of the Company then in custody of the Adviser; and

(c)

cooperate with the Company to provide an orderly transition of services.

The following provision in this Section 10 shall apply for only so long as the shares of the Company are not listed on a national securities exchange.

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(d)

Other Matters. Upon termination of the Adviser, the Company may terminate the Adviser’s interest in the Company’s revenues, expenses, income, losses, distributions and capital by payment of an amount equal to the then present fair market value of the terminated Adviser’s interest, determined by agreement of the terminated Adviser, any Sub-Adviser and the Company. If the Company, any Sub-Adviser and the Adviser cannot agree upon such amount, then such amount will be determined in accordance with the then current rules of the American Arbitration Association. The expenses of such arbitration shall be borne equally by the terminated Adviser and the Company. The Company shall also pay to the Adviser and/or the Co-Adviser any remaining unreimbursed Reimbursable O & O Expenses to the extent that such Reimbursable O & O Expenses, together with all past Organization and Offering Expenses for which the Adviser and/or the Co-Adviser has received reimbursement, do not exceed 1.5% of the Offering Proceeds. The method of payment to the terminated Adviser shall be fair and shall protect the solvency and liquidity of the Company.

11.

Proxy Voting.

The Adviser, in coordination with the Co-Adviser, will exercise voting rights on any assets held in the portfolio securities of portfolio companies. The Adviser is obligated to furnish to the Company, in a timely manner, a record of all proxies voted in such form and format that complies with applicable federal statutes and regulations.

12.

Notices.

Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at the address listed below or at such other address for a party as shall be specified in a notice given in accordance with this Section 12.

13.

Amendments.

This Agreement may be amended by mutual written consent of the parties; provided that the consent of the Company is required to be obtained in conformity with the requirements of the 1940 Act.

14.

Severability.

If any provision of this Agreement shall be declared illegal, invalid, or unenforceable in any jurisdiction, then such provision shall be deemed to be severable from this Agreement (to the extent permitted by law) and in any event such illegality, invalidity or unenforceability shall not affect the remainder hereof.

15.

Counterparts.

This Agreement may be executed in counterparts, each of which shall be deemed to be an original copy and all of which together shall constitute one and the same instrument binding on all parties hereto, notwithstanding that all parties shall not have signed the same counterpart.

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16.

Governing Law.

Notwithstanding the place where this Agreement may be executed by any of the parties hereto and the provisions of Sections 8 and 9, this Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to any conflicts of laws principles thereof. For so long as the Company is regulated as a BDC under the 1940 Act, this Agreement shall also be construed in accordance with the applicable provisions of the 1940 Act and the Advisers Act. In such case, to the extent the applicable laws of the State of New York or any of the provisions herein conflict with the provisions of the 1940 Act or the Advisers Act, the 1940 Act and the Advisers Act shall control.

17.

Third Party Beneficiaries.

Except for any Sub-Adviser (with respect to Sections 6, 8 and 10(d)) and any Indemnified Party, such Sub-Adviser and the Indemnified Parties each being an intended beneficiary of this Agreement, this Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein express or implied shall give or be construed to give to any person, other than the parties hereto and such assigns, any legal or equitable rights hereunder.

18.

Entire Agreement.

This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof.

19.

Survival.

The provisions of Sections 2(c), 2(d), 8, 9, 10, 16, 17 and this Section 19 shall survive termination of this Agreement.

20.

Insurance.

The Company shall acquire and maintain a directors and officers liability insurance policy or similar insurance policy, which may name the Adviser, Co-Adviser and any Sub-Adviser each as an additional insured party (each an “Additional Insured Party” and collectively, the “Additional Insured Parties”). Such insurance policy shall include reasonable coverage from a reputable insurer. The Company shall make all premium payments required to maintain such policy in full force and effect; provided, however, each Additional Insured Party, if any, shall pay to the Company, in advance of the due date of such premium, its allocated share of the premium. Irrespective of whether the Adviser, Co-Adviser and any Sub-Adviser is a named Additional Insured Party on such policy, the Company shall provide the Adviser, Co-Adviser and any Sub-Adviser with written notice upon receipt of any notice of: (a) any default under such policy; (b) any pending or threatened termination, cancellation or non-renewal of such policy or (c) any coverage limitation or reduction with respect to such policy. The foregoing provisions of this Section 20 notwithstanding, the Company shall not be required to acquire or maintain any insurance policy to the extent that the same is not available upon commercially reasonable pricing terms or at all, as determined in good faith by the required majority (as defined in Section 57(o) of the 1940 Act) of the Board of Trustees.

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21.

Brand Usage.

The Adviser conducts its investment advisory business under, and owns all rights to, the trademark “KKR” and the “KKR” design (collectively, the “Brand”). In connection with the Company’s (a) public filings; (b) requests for information from state and federal regulators; (c) offering materials and advertising materials; and (d) investor communications, the Company may state in such materials that investment advisory services are being provided by the Adviser to the Company under the terms of this Agreement. The Adviser hereby grants a non-exclusive, non-transferable, non-sublicensable and royalty-free license (the “License”) to the Company for the use of the Brand solely as permitted in the foregoing sentence. Prior to using the Brand in any manner, the Company shall submit all proposed uses to the Adviser for prior written approval, solely to the extent the Company’s use of the Brand or any combination or derivation thereof has materially changed from the Company’s use of the Brand previously approved by the Adviser. The Adviser reserves the right to terminate the License immediately upon written notice for any reason, including if the usage is not in compliance with its standards and policies. Notwithstanding the foregoing, the term of the License granted under this Section 21 shall be for the term of this Agreement only, including renewals and extensions, and the right to use the Brand as provided herein shall terminate immediately upon the termination of this Agreement. The Company agrees that the Adviser is the sole owner of the Brand, and any and all goodwill in the Brand arising from the Company’s use shall inure solely to the benefit of the Adviser. Without limiting the foregoing, the License shall have no effect on the Company’s ownership rights of the works within which the Brand shall be used.

[Remainder of page left intentionally blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

CORPORATE CAPITAL TRUST II a Delaware statutory trust 555 California Street, 50th Floor San Francisco, California 94104
By:
Name:
Title:

KKR CREDIT ADVISORS (US) LLC a Delaware limited liability company
555 California Street, 50th Floor San Francisco, California 94104
By:
Name:
Title:

[Signature Page to Investment Advisory Agreement]

Exhibit B

FS Adviser Investment Co-Advisory Agreement

[see attached]

INVESTMENT ADVISORY AGREEMENT
BETWEEN
[FS ADVISER]
AND
CORPORATE CAPITAL TRUST II

This Investment Advisory Agreement (this “Agreement”) is made this ______ day of _______ 2018, by and among [FS ADVISER], a Delaware limited liability company (the “Adviser”) and CORPORATE CAPITAL TRUST II, a Delaware statutory trust (the “Company”).

WHEREAS, the Company is a non-diversified, closed-end management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (together with the rules promulgated thereunder, the “1940 Act”);

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (together with the rules promulgated thereunder, the “Advisers Act”);

WHEREAS, the Company desires to retain the Adviser to provide investment advisory services to the Company in the manner and on the terms and conditions hereinafter set forth;

WHEREAS, the Adviser is willing to provide investment advisory services to the Company in the manner and on the terms and conditions hereinafter set forth; and

WHEREAS, the Company is simultaneously entering into an Investment Advisory Agreement with KKR CREDIT ADVISORS (US) LLC (the “Co-Adviser”), dated as of the date hereof (the “Investment Co-Advisory Agreement”), pursuant to which the Co-Adviser will, as a co-adviser with the Adviser, furnish investment advisory services to the Company on the terms and conditions identical to those set forth herein.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Adviser hereby agree as follows:

1.

Duties of the Adviser.

(a)

Retention of Adviser. The Company hereby appoints the Adviser to act as co-adviser to the Company and to manage, in coordination with the Co-Adviser, the investment and reinvestment of the assets of the Company, subject to the supervision of the board of trustees of the Company (the “Board of Trustees”), for the period and upon the terms herein set forth in accordance with:

(i)

the investment objective, policies and restrictions that are set forth in the Company’s filings with the Securities and Exchange Commission (the “SEC”), as supplemented, amended or superseded from time to time;

(ii)

during the term of this Agreement, all other applicable federal and state laws, rules and regulations, and the Company’s Second Amended and Restated Declaration of Trust, as further amended from time to time (“Declaration of Trust”);

(iii)

such investment policies, directives, regulatory restrictions as the Company may from time to time establish or issue and communicate to the Adviser in writing; and

(iv)

the Company’s compliance policies and procedures as applicable to the Adviser and as administered by the Company’s chief compliance officer.

(b)

Responsibilities of Adviser. Without limiting the generality of the foregoing, the Adviser shall, in coordination with the Co-Adviser, during the term and subject to the provisions of this Agreement:

(i)

determine the composition and allocation of the Company’s investment portfolio, the nature and timing of any changes therein and the manner of implementing such changes;

(ii)

identify, evaluate and negotiate the structure of the investments made by the Company;

(iii)

perform due diligence on prospective portfolio companies;

(iv)

execute, close, service and monitor the Company’s investments;

(v)

determine the securities and other assets that the Company shall purchase, retain, or sell;

(vi)

provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds; and

(vii)

to the extent permitted under the 1940 Act and the Advisers Act, on the Company’s behalf, and in coordination with any Sub-Adviser (as defined below) and any administrator, provide significant managerial assistance to those portfolio companies to which the Company is required to provide such assistance under the 1940 Act, including utilizing appropriate personnel of the Adviser to, among other things, monitor the operations of the Company’s portfolio companies, participate in board and management meetings, consult with and advise officers of portfolio companies and provide other organizational and financial consultation.

The Company acknowledges that the Adviser and Co-Adviser, may from time to time, designate one or the other as being primarily responsible for certain investments. The Adviser shall have no obligation hereunder to supervise the Co-Adviser’s provision of services under the Investment Co-Advisory Agreement.

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(c)

Power and Authority. To facilitate the Adviser’s performance of these undertakings, but subject to the restrictions contained herein, the Company hereby delegates to the Adviser (which power and authority may be delegated by the Adviser to one or more Sub-Advisers), and the Adviser hereby accepts, the power and authority to act on behalf of the Company, in coordination with the Co-Adviser, to effectuate investment decisions for the Company, including the negotiation, execution and delivery of all documents relating to the Company’s investments and the placing of orders for other purchase or sale transactions on behalf of the Company. In the event that the Company determines to acquire debt or other financing (or to refinance existing debt or other financing), the Adviser, in coordination with the Co-Adviser, shall use commercially reasonable efforts to arrange for such financing on the Company’s behalf, subject to the oversight and approval of the Board of Trustees. If it is necessary for the Adviser to make investments on behalf of the Company through a special purpose vehicle, the Adviser, in coordination with the Co-Adviser, shall have authority to create, or arrange for the creation of, such special purpose vehicle and to make investments through such special purpose vehicle in accordance with applicable law. The Company also grants to the Adviser power and authority to, in coordination with the Co-Adviser, engage in all activities and transactions (and anything incidental thereto) that the Adviser, in coordination with the Co-Adviser, deems appropriate, necessary or advisable to carry out its duties pursuant to this Agreement.

(d)

Acceptance of Appointment. The Adviser hereby accepts such appointment and agrees during the term hereof to render the services described herein for the compensation provided herein, subject to the limitations contained herein.

(e)

Sub-Advisers. The Adviser, subject to the prior written consent of the Co-Adviser, is hereby authorized to enter into one or more sub-advisory agreements (each a “Sub-Advisory Agreement”) with other investment advisers (each a “Sub-Adviser”) pursuant to which the Adviser may obtain the services of the Sub-Adviser(s) to assist the Adviser in fulfilling its responsibilities hereunder, subject to the oversight of the Adviser and/or the Company, with the scope of such services and oversight to be set forth in each Sub-Advisory Agreement.

(i)

The Adviser and/or Co-Adviser, and not the Company, shall be responsible for any compensation payable to any Sub-Adviser; provided, however, that the Adviser shall have the right to direct the Company to pay directly any Sub-Adviser the amounts due and payable to such Sub-Adviser from the fees and expenses otherwise payable to the Adviser under this Agreement.

(ii)

Any Sub-Advisory Agreement entered into by the Adviser shall be in accordance with the requirements of the 1940 Act and the Advisers Act, including the requirements of the 1940 Act relating to Board of Trustees and Company shareholder approval thereunder, and other applicable federal and state law.

(iii)

Any Sub-Adviser shall be subject to the same fiduciary duties as are imposed on the Adviser pursuant to this Agreement, the 1940 Act and the Advisers Act, as well as other applicable federal and state law.

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(f)

Independent Contractor Status. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

(g)

Record Retention. Subject to review by and the overall control of the Board of Trustees, the Adviser shall maintain and keep all books, accounts and other records of the Adviser that relate to activities performed by the Adviser hereunder as required under the 1940 Act and the Advisers Act. The Adviser agrees that all records that it maintains and keeps for the Company shall at all times remain the property of the Company, shall be readily accessible during normal business hours, and shall be promptly surrendered to the Company upon the termination of this Agreement or otherwise on written request by the Company. The Adviser further agrees that the records that it maintains and keeps for the Company shall be preserved in the manner and for the periods prescribed by the 1940 Act, unless any such records are earlier surrendered as provided above. The Adviser shall have the right to retain copies, or originals where required by Rule 204-2 promulgated under the Advisers Act, of such records to the extent required by applicable law. The Adviser, in coordination with the Co-Adviser, shall maintain records of the locations where books, accounts and records are maintained among the persons and entities providing services directly or indirectly to the Adviser or the Company.

2.

Expenses Payable by the Company.

(a)

Adviser Personnel. Other than as set forth in Section 2(b)(iii), all investment personnel of the Adviser, when and to the extent engaged in providing investment advisory services and managerial assistance hereunder, and the compensation and routine overhead expenses of such personnel allocable to such services, shall be provided and paid for by the Adviser and not by the Company.

(b)

Company’s Costs. Subject to the limitations on expense reimbursement of the Adviser as set forth in Sections 2(a) and 2(c), the Company, either directly or through reimbursement to the Adviser, shall bear all costs and expenses of its investment operations and its investment transactions, including costs and expenses relating to:

(i)

the making of investments, including third party fees and expenses with respect to or associated with identifying, negotiating, evaluating, including due diligence and investing in, portfolio companies and securities;

(ii)

monitoring investments, including expenses and fees payable to third parties with respect to performance, operational and legal review and compliance and investment oversight and reporting;

(iii)

direct costs associated with managerial assistance provided or otherwise made available to the Company’s portfolio companies;

(iv)

valuing investments, including expenses and fees payable to third parties with respect to the valuation of the Company’s investments;

(v)

liquidating investments, including expenses and fees payable to third parties in connection with identifying and evaluating purchasers, and negotiating and finalizing terms of liquidation; and

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(vi)

portfolio expenses, including expenses and fees associated with the holding of or investment in the portfolio company or security.

(c)

Portfolio Company Compensation. In certain circumstances the Adviser, the Co-Adviser, any Sub-Adviser, or any of their respective Affiliates, may receive compensation from a portfolio company in connection with the Company’s investment in such portfolio company. Any compensation received by the Adviser, the Co-Adviser, Sub-Adviser, or any of their respective Affiliates, attributable to the Company’s investment in any portfolio company, in excess of any of the limitations in, or exemptions granted from, the 1940 Act, any interpretation thereof by the staff of the SEC, or the conditions set forth in any exemptive relief granted to the Adviser, Co-Adviser, any Sub-Adviser or the Company by the SEC, shall be delivered promptly to the Company and the Company will retain such excess compensation for the benefit of its shareholders, subject to (i) applicable law and (ii) maintaining the Company’s compliance with Subchapter M of the Internal Revenue Code of 1986, as amended.

(d)

Reimbursement of Organization and Offering Expenses.

(i)

The Company shall be obligated to reimburse the Adviser and/or the Co-Adviser for all current Organization and Offering Expenses, as defined in the Declaration of Trust, and all prior Organization and Offering Expenses actually paid by, or incurred on behalf of, the Adviser and/or the Co-Adviser and not already reimbursed by the Company (the “Reimbursable O & O Expenses”) as follows:

(a)

For the aggregate gross proceeds from the sale of the Company’s securities (the “Offering Proceeds”) in the initial amount of $2,250,000, the Company shall reimburse the applicable party for such Reimbursable O & O Expenses up to a maximum of $112,500 under this Agreement and the Investment Co-Advisory Agreement.

(b)

After the Offering Proceeds exceed $2,250,000, then the Company shall reimburse the applicable party for such Reimbursable O & O Expenses to the extent that the Reimbursable O & O Expenses, together with all prior Organization and Offering Expenses for which the applicable parties have received reimbursement, do not exceed an amount greater than 1.5% of the Offering Proceeds. The Adviser, jointly and equally with the Co-Adviser, shall be responsible for the payment of the Organization and Offering Expenses to the extent they exceed 1.5% of the Offering Proceeds, without recourse against or reimbursement by the Company. The Adviser and the Co-Adviser each agrees that it will not seek reimbursement from the Company for Organization and Offering Expenses in excess of 1.5% of the Offering Proceeds to which the Registration Statement on Form N-2 as declared effective by the SEC relates.

5

(c)

The Company acknowledges that it shall be responsible to ensure that any reimbursement to any person for deferred Organization and Offering Expenses, including any interest thereon, if any, shall not exceed the 18% limitation on Front End Fees (as defined and set forth in the Declaration of Trust), regardless of the source of payment.

(ii)

No later than five business days following the beginning of each month, the Adviser shall prepare a reasonably detailed statement documenting the Reimbursable O & O Expenses incurred during the immediately preceding month and the calculation of the reimbursement thereof and shall deliver such statement to the Company’s administrator prior to full reimbursement. Such statement shall also include instructions from the Adviser with respect to its election to defer any portion of such reimbursement. The Adviser, by written instruction to the Company’s administrator in accordance with paragraph (iii) or (iv) of this Section 2(d), shall have the right to elect to waive or defer all or a portion of the reimbursement of the Reimbursable O & O Expenses that would otherwise be payable to it. Any such reimbursement which the Adviser has not elected to waive or defer shall be made in cash within thirty (30) calendar days following the Adviser’s delivery to the Company of such statement;

(iii)

Waiver of reimbursement of Reimbursable O & O Expenses - No later than five business days following the beginning of each month, the Adviser shall notify the Company’s administrator in writing that it is electing to waive a portion or all of the reimbursement of the Reimbursable O & O Expenses that it would otherwise be payable to it;

(iv)

Deferral of reimbursement of Reimbursable O & O Expenses - Any portion of a reimbursement of the Reimbursable O & O Expenses otherwise payable to the Adviser and not paid over to the Adviser with respect to any month pursuant to a deferral election made by the Adviser under this paragraph shall be so deferred without interest and may be paid over on any specified later date as the Adviser may determine. If the Adviser so determines to have such deferred reimbursements paid over on such specified date, it shall provide the Company’s administrator with written notice of such determination at least thirty (30) days, but no more than sixty (60) days, prior to such specified date.

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3.

Compensation of the Adviser.

The Company agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a management fee (“Management Fee”) and an incentive fee (“Incentive Fee”) as hereinafter set forth. Any of the fees payable to the Adviser under this Agreement for any partial month or calendar quarter shall be appropriately prorated. The fees payable to the Adviser as set forth in this Agreement shall be calculated using a detailed calculation policy and procedures approved by the Adviser and the Board of Trustees, including a majority of the Company’s trustees who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of any such party (“Independent Trustees”), and shall be consistent with the calculation of such fees as set forth in this Section. Modifications of the detailed calculation policy and procedures may be approved by both the Adviser and the Board of Trustees, including a majority of the Independent Trustees, without requiring shareholder approval, provided the modifications do not increase the Management Fee or Incentive Fee. The base management fee and incentive fee under the Investment Co-Advisory Agreement are equal to the Management Fee and Incentive Fee payable to the Adviser hereunder.

For purposes of computing Incentive Fee, the detailed calculation policy and procedures will look through derivatives or swaps, as if the Company owned the assets directly.

(a)

Management Fee. The Management Fee is calculated at an annual rate of 0.75% of the Company’s average gross assets, is payable monthly in arrears and is calculated based on the average value of the Company’s gross assets at the end of the two most recently completed calendar months. The determination of gross assets will reflect changes in the fair market value of portfolio investments reflecting both realized and unrealized capital appreciation. For purposes of computing the Management Fee, cash and cash equivalents are excluded from the definition of gross assets.

(b)

Incentive Fee.

The Incentive Fee is divided into two parts: (1) a subordinated incentive fee on income, and (2) an incentive fee on capital gains.

The subordinated incentive fee on income is earned on pre-incentive fee net investment income and shall be determined and payable in arrears as of the end of each calendar quarter during which this Agreement is in effect. In the case of a liquidation or if this Agreement is terminated, the fee will also become payable as of the effective date of the event.

The subordinated incentive fee on income for each calendar quarter will be calculated as follows:

•     No subordinated incentive fee on income will be payable in any calendar quarter in which the pre-incentive fee net investment income does not exceed a quarterly return to shareholders of 1.75% on average adjusted capital (the “quarterly preferred return.”)

•     50% of the pre-incentive fee net investment income, if any, that exceeds the quarterly preferred return, but is less than or equal to 2.1875% of average adjusted capital in any quarter, will be payable to the Adviser.

•     For any quarter in which pre-incentive fee net investment income exceeds 2.1875% of average adjusted capital, the subordinated incentive fee on income shall equal 10% of pre-incentive fee net investment income.

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•     “Pre-incentive fee net investment income” is defined as investment income and any other income accrued during the calendar quarter, minus operating expenses for the quarter, including the Management Fee under this Agreement and the Investment Co-Advisory Agreement, expenses payable under this Agreement, and the Administrative Services Agreement between the Company and the Co-Adviser, any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee under this Agreement and the Investment Co-Advisory Agreement. Pre-incentive fee net investment income does not include any expense support payments and/or any reimbursement by the Company of expense support payments (as defined in the Expense Support and Conditional Reimbursement Agreement) nor any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation, except for net investment income associated with derivatives or swaps, as provided herein.

•     Adjusted capital is defined as (a) cumulative proceeds generated from sales of common stock, including proceeds from the distribution reinvestment plan, net of sales loads (sales commissions and dealer manager fees) and (b) reduced for (i) distributions paid to shareholders that represent return of capital on a tax basis and (ii) amounts paid for share repurchases pursuant to the share repurchase program, if any.

The incentive fee on capital gains will be earned on liquidated investments and shall be determined and payable in arrears as of the end of each calendar year during which this Agreement is in effect. In the case of a liquidation, or if this Agreement is terminated, the fee will also become payable as of the effective date of such event. The annual fee will equal (i) 10% of realized capital gains on a cumulative basis from inception, net of all realized capital losses on a cumulative basis from inception and unrealized depreciation, less (ii) 50% of the aggregate amount, if any, previously paid incentive fees on capital gains.

The incentive fee on capital gains will disregard any net investment income associated with derivatives or swaps, that is treated as capital gains pursuant to generally accepted accounting principles but included in pre-incentive fee net investment income for purposes of the calculation of subordinated incentive fee on income.

(c)

Waiver or Deferral of Fees.

The Adviser shall have the right to elect to waive or defer all or a portion of the Management Fee and/or Incentive Fee that would otherwise be paid to it. Prior to the payment of any fee to the Adviser, the Company shall obtain written instructions from the Adviser with respect to any waiver or deferral of any portion of such fees. Any portion of a deferred fee payable to the Adviser and not paid over to the Adviser with respect to any month, calendar quarter or year shall be deferred without interest and may be paid over in any such other month prior to the termination of this Agreement, as the Adviser may determine upon written notice to the Company.

4.

Covenant of the Adviser.

The Adviser is registered as an investment adviser under the Advisers Act on the effective date of this Agreement as set forth in Section 10, and shall maintain such registration, until the expiration or termination of this Agreement. The Adviser agrees that its activities shall at all times comply in all material respects with all applicable federal and state laws governing its operations and investments. The Adviser agrees to observe and comply with applicable provisions of the code of ethics adopted by the Company pursuant to Rule 17j-1 under the 1940 Act, as such code of ethics may be amended from time to time.

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5.

Brokerage Commissions.

The Adviser, in coordination with the Co-Adviser, is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Company to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser, in coordination with the Co-Adviser, determines in good faith, taking into account factors, including price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Company’s portfolio, and is consistent with the Adviser’s and Co-Adviser’s duty to seek the best execution on behalf of the Company. Notwithstanding the foregoing, with regard to transactions with or for the benefit of the Company, the Adviser may not pay any commission or receive any rebates or give-ups, nor participate in any business arrangements which would circumvent this restriction.

6.

Other Activities of the Adviser.

The services of the Adviser to the Company are not exclusive, and the Adviser may engage in any other business or render similar or different services to others including the direct or indirect sponsorship or management of other investment-based accounts or commingled pools of capital, however structured, having investment objectives similar to or different from those of the Company, and nothing in this Agreement shall limit or restrict the right of any officer, director, shareholder (and their shareholders or members, including the owners of their shareholders or members), officer or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Company’s portfolio companies, subject to applicable law). The Adviser assumes no responsibility under this Agreement other than to render the services set forth herein.

During the term of this Agreement and for a period of one year following any termination or nonrenewal of this Agreement for any reason, the Company shall not, directly or indirectly on behalf of itself or any other person or entity: (a) solicit the employment of or employ any partners, shareholders, trustees, officers, employees, consultants and/or associated persons (each, an “Associate”) of the Adviser, the Co-Adviser, any Sub-Adviser or any of their respective Affiliates (collectively, “Adviser Persons”) or any person or entity who was an Associate of an Adviser Person during the one-year period preceding such proposed solicitation or employment, or (b) induce, persuade or attempt to induce or persuade the discontinuation of, or in any way interfere or attempt to interfere with, the relationship between an Adviser Person and any Associate of such Adviser Person or any person or entity who was an Associate of such Adviser Person during the one-year period preceding such proposed inducement, persuasion or interference or attempted inducement, persuasion or interference. The parties intend that any provision of this Section 6 held invalid, illegal or unenforceable only in part or degree because of the duration or geographic scope thereof shall remain in full force to the extent not held invalid, illegal or unenforceable.

9

For purposes of this Agreement, “Affiliate” or “Affiliated” or any derivation thereof means with respect to any individual, corporation, partnership, trust, joint venture, limited liability company or other entity or association (“Person”): (a) any Person directly or indirectly owning, controlling, or holding, with the power to vote, 10% or more of the outstanding voting securities of such other Person; (b) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (c) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (d) any executive officer, director, trustee or general partner of such other Person; or (e) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.

7.

Responsibility of Dual Trustees, Officers and/or Employees.

If any person who is a director, officer, shareholder or employee of the Adviser is or becomes a trustee, officer, shareholder and/or employee of the Company and acts as such in any business of the Company, then such trustee, officer, shareholder and/or employee of the Adviser shall be deemed to be acting in such capacity solely for the Company, and not as a trustee, officer, shareholder or employee of the Adviser or under the control or direction of the Adviser, even if paid by the Adviser.

8.

Indemnification.

(a)

Indemnification. Subject to Section 9, the Adviser, any Sub-Adviser, each of their trustees, officers, shareholders or members (and their shareholders or members, including the owners of their shareholders or members), agents, employees, controlling persons (as determined under the 1940 Act (“Controlling Persons”)) and any other person or entity Affiliated with, or acting on behalf of, the Adviser or Sub-Adviser (each an “Indemnified Party” and, collectively, the “Indemnified Parties”) shall not be liable to the Company for any action taken or omitted to be taken by any such Indemnified Party in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Company (except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services), and the Company shall indemnify, defend and protect the Indemnified Parties (each of whom shall be deemed a third party beneficiary hereof) and hold them harmless from and against all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) (“Losses”) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of the Indemnified Parties’ duties or obligations under this Agreement, any Sub-Advisory Agreement, or otherwise as an investment adviser of the Company to the extent such Losses are not fully reimbursed by insurance and otherwise to the fullest extent such indemnification would not be inconsistent with the Declaration of Trust, the 1940 Act, the laws of the State of Delaware and other applicable law.

(b)

Advancement of Funds. The Company shall be permitted to advance funds to the Indemnified Parties for legal expenses and other costs incurred as a result of any legal action for which indemnification is being sought only if all of the following conditions are met:

(i)

the legal action relates to acts or omissions with respect to the performance of duties or services on behalf of the Company;

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(ii)

the Indemnified Party provides the Company with written affirmation of the Indemnified Party’s good faith belief that the Indemnified Party has met the standard of conduct necessary for indemnification by the Company;

(iii)

the legal action is initiated by a third party who is not a Company stockholder, or the legal action is initiated by a Company stockholder and a court of competent jurisdiction specifically approves such advancement; and

(iv)

the Indemnified Party undertakes to repay the advanced funds to the Company, allocated as advanced, together with the applicable legal rate of interest thereon, in cases in which the Indemnified Party is not found to be entitled to indemnification pursuant to a final, non-appealable decision of a court of competent jurisdiction.

(c)

The Adviser shall indemnify the Company, and its Affiliates and Controlling Persons, for any Losses that the Company or its Affiliates and Controlling Persons may sustain as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including the federal and state securities laws.

9.

Limitation on Indemnification.

Notwithstanding Section 8(a) to the contrary, nothing contained herein shall protect or be deemed to protect any of the Indemnified Parties against or entitle or be deemed to entitle any of the Indemnified Parties to indemnification in respect of, any Losses to the Company or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s or Sub-Adviser’s duties or by reason of the reckless disregard of the Adviser’s or Sub-Adviser’s duties and obligations under this Agreement or any Sub-Advisory Agreement (to the extent applicable, as the same shall be determined in accordance with the 1940 Act and any interpretations or guidance by the SEC or its staff thereunder).

In addition, notwithstanding any of the foregoing to the contrary, the provisions of Section 8 and this Section 9 shall not be construed so as to provide for the indemnification of any Indemnified Party for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of Section 8 and this Section 9 to the fullest extent permitted by law.

10.

Effectiveness, Duration and Termination of Agreement.

(a)

Term and Effectiveness. This Agreement shall become effective as of the first date written above. Once effective, this Agreement shall remain in effect for two years, and thereafter shall continue automatically for successive one-year periods; provided that such continuance is specifically approved at least annually by: (i) the vote of the Board of Trustees, or by the vote of a majority of the outstanding voting securities of the Company and (ii) the vote of a majority of the Independent Trustees, in accordance with the requirements of the 1940 Act.

11

(b)

Termination. This Agreement may be terminated at any time, without the payment of any penalty: (i) by the Company upon 60 days’ prior written notice to the Adviser: upon (A) the vote of a majority of the outstanding voting securities of the Company (as “majority” is defined in Section 2(a)(42) of the 1940 Act) or (B) the vote of the Board of Trustees or (ii) by the Adviser upon not less than 120 days’ prior written notice to the Company. This Agreement shall automatically terminate in the event of (x) its “assignment” (as such term is defined for purposes of construing Section 15(a)(4) of the 1940 Act), or (y) the effectiveness of an Investment Advisory Agreement by and between the Company and FS/KKR Advisor, LLC. The provisions of Sections 8 and 9 shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Adviser shall be entitled to any amounts owed to it under Section 3 through the date of termination or expiration and Sections 8 and 9 shall continue in force and effect and apply to the Adviser and its representatives as and to the extent applicable.

(c)

Payments to Adviser Upon Termination.

(i)

After the termination of this Agreement, the Adviser shall not be entitled to compensation for further services provided hereunder except that it shall be entitled to receive from the Company within 30 days after the effective date of such termination all unpaid reimbursements and all earned but unpaid fees payable to the Adviser prior to termination of this Agreement, including any deferred fees.

(ii)

In the event of a termination by the Adviser pursuant to Section 10(b)(ii), above, the Adviser shall pay all direct expenses incurred as a direct result of its withdrawal up to but not exceeding $250,000.

(iii)

Duties of Adviser Upon Termination. The Adviser shall promptly upon termination:

(a)

deliver to the Board of Trustees a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to the Board of Trustees;

(b)

deliver to the Board of Trustees all assets and documents of the Company then in custody of the Adviser; and

(c)

cooperate with the Company to provide an orderly transition of services.

The following provision in this Section 10 shall apply for only so long as the shares of the Company are not listed on a national securities exchange.

12

(d)

Other Matters. Upon termination of the Adviser, the Company may terminate the Adviser’s interest in the Company’s revenues, expenses, income, losses, distributions and capital by payment of an amount equal to the then present fair market value of the terminated Adviser’s interest, determined by agreement of the terminated Adviser, any Sub-Adviser and the Company. If the Company, any Sub-Adviser and the Adviser cannot agree upon such amount, then such amount will be determined in accordance with the then current rules of the American Arbitration Association. The expenses of such arbitration shall be borne equally by the terminated Adviser and the Company. The Company shall also pay to the Adviser and/or the Co-Adviser any remaining unreimbursed Reimbursable O & O Expenses to the extent that such Reimbursable O & O Expenses, together with all past Organization and Offering Expenses for which the Adviser and/or the Co-Adviser has received reimbursement, do not exceed 1.5% of the Offering Proceeds. The method of payment to the terminated Adviser shall be fair and shall protect the solvency and liquidity of the Company.

11.

Proxy Voting.

The Adviser, in coordination with the Co-Adviser, will exercise voting rights on any assets held in the portfolio securities of portfolio companies. The Adviser is obligated to furnish to the Company, in a timely manner, a record of all proxies voted in such form and format that complies with applicable federal statutes and regulations.

12.

Notices.

Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at the address listed below or at such other address for a party as shall be specified in a notice given in accordance with this Section 12.

13.

Amendments.

This Agreement may be amended by mutual written consent of the parties; provided that the consent of the Company is required to be obtained in conformity with the requirements of the 1940 Act.

14.

Severability.

If any provision of this Agreement shall be declared illegal, invalid, or unenforceable in any jurisdiction, then such provision shall be deemed to be severable from this Agreement (to the extent permitted by law) and in any event such illegality, invalidity or unenforceability shall not affect the remainder hereof.

15.

Counterparts.

This Agreement may be executed in counterparts, each of which shall be deemed to be an original copy and all of which together shall constitute one and the same instrument binding on all parties hereto, notwithstanding that all parties shall not have signed the same counterpart.

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16.

Governing Law.

Notwithstanding the place where this Agreement may be executed by any of the parties hereto and the provisions of Sections 8 and 9, this Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to any conflicts of laws principles thereof. For so long as the Company is regulated as a BDC under the 1940 Act, this Agreement shall also be construed in accordance with the applicable provisions of the 1940 Act and the Advisers Act. In such case, to the extent the applicable laws of the State of New York or any of the provisions herein conflict with the provisions of the 1940 Act or the Advisers Act, the 1940 Act and the Advisers Act shall control.

17.

Third Party Beneficiaries.

Except for any Sub-Adviser (with respect to Sections 6, 8 and 10(d)) and any Indemnified Party, such Sub-Adviser and the Indemnified Parties each being an intended beneficiary of this Agreement, this Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein express or implied shall give or be construed to give to any person, other than the parties hereto and such assigns, any legal or equitable rights hereunder.

18.

Entire Agreement.

This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof.

19.

Survival.

The provisions of Sections 2(c), 2(d), 8, 9, 10, 16, 17 and this Section 19 shall survive termination of this Agreement.

20.

Insurance.

The Company shall acquire and maintain a directors and officers liability insurance policy or similar insurance policy, which may name the Adviser, Co-Adviser and any Sub-Adviser each as an additional insured party (each an “Additional Insured Party” and collectively, the “Additional Insured Parties”). Such insurance policy shall include reasonable coverage from a reputable insurer. The Company shall make all premium payments required to maintain such policy in full force and effect; provided, however, each Additional Insured Party, if any, shall pay to the Company, in advance of the due date of such premium, its allocated share of the premium. Irrespective of whether the Adviser, Co-Adviser and any Sub-Adviser is a named Additional Insured Party on such policy, the Company shall provide the Adviser, Co-Adviser and any Sub-Adviser with written notice upon receipt of any notice of: (a) any default under such policy; (b) any pending or threatened termination, cancellation or non-renewal of such policy or (c) any coverage limitation or reduction with respect to such policy. The foregoing provisions of this Section 20 notwithstanding, the Company shall not be required to acquire or maintain any insurance policy to the extent that the same is not available upon commercially reasonable pricing terms or at all, as determined in good faith by the required majority (as defined in Section 57(o) of the 1940 Act) of the Board of Trustees.

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21.

Brand Usage.

The Adviser conducts its investment advisory business under, and owns all rights to, the trademark “[FS Adviser]” and the “[FS Adviser]” design (collectively, the “Brand”). In connection with the Company’s (a) public filings; (b) requests for information from state and federal regulators; (c) offering materials and advertising materials; and (d) investor communications, the Company may state in such materials that investment advisory services are being provided by the Adviser to the Company under the terms of this Agreement. The Adviser hereby grants a non-exclusive, non-transferable, non-sublicensable and royalty-free license (the “License”) to the Company for the use of the Brand solely as permitted in the foregoing sentence. Prior to using the Brand in any manner, the Company shall submit all proposed uses to the Adviser for prior written approval solely to the extent the Company’s use of the Brand or any combination or derivation thereof has materially changed from the Company’s use of the Brand previously approved by the Adviser. The Adviser reserves the right to terminate the License immediately upon written notice for any reason, including if the usage is not in compliance with its standards and policies. Notwithstanding the foregoing, the term of the License granted under this Section 21 shall be for the term of this Agreement only, including renewals and extensions, and the right to use the Brand as provided herein shall terminate immediately upon the termination of this Agreement. The Company agrees that the Adviser is the sole owner of the Brand, and any and all goodwill in the Brand arising from the Company’s use shall inure solely to the benefit of the Adviser. Without limiting the foregoing, the License shall have no effect on the Company’s ownership rights of the works within which the Brand shall be used.

[Remainder of Page Intentionally Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

CORPORATE CAPITAL TRUST II a Delaware statutory trust 555 California Street, 50th Floor San Francisco, California 94104

By:
Name:
Title:

[FS ADVISER] 201 Rouse Boulevard Philadelphia, PA 19112

By:
Name:
Title:

[Signature Page to Investment Advisory Agreement]

Exhibit C

Joint Advisor Investment Advisory Agreement

[see attached]

INVESTMENT ADVISORY AGREEMENT
BETWEEN
FS/KKR ADVISOR, LLC
AND
CORPORATE CAPITAL TRUST II

This Investment Advisory Agreement (this “Agreement”) is made this ______ day of _______ 2018, by and among FS/KKR ADVISOR, LLC, a Delaware limited liability company (the “Adviser”) and CORPORATE CAPITAL TRUST II, a Delaware statutory trust (the “Company”).

WHEREAS, the Company is a non-diversified, closed-end management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (together with the rules promulgated thereunder, the “1940 Act”);

WHEREAS, the Adviser is a newly registered investment adviser under the Investment Advisers Act of 1940, as amended (together with the rules promulgated thereunder, the “Advisers Act”);

WHEREAS, the Company desires to retain the Adviser to provide investment advisory services to the Company in the manner and on the terms and conditions hereinafter set forth; and

WHEREAS, the Adviser is willing to provide investment advisory services to the Company in the manner and on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Adviser hereby agree as follows:

1.

Duties of the Adviser.

(a)

Retention of Adviser. The Company hereby appoints the Adviser to act as the investment adviser to the Company and to manage the investment and reinvestment of the assets of the Company, subject to the supervision of the board of trustees of the Company (the “Board of Trustees”), for the period and upon the terms herein set forth in accordance with:

(i)

the investment objective, policies and restrictions that are set forth in the Company’s filings with the Securities and Exchange Commission (the “SEC”), as supplemented, amended or superseded from time to time;

(ii)

during the term of this Agreement, all other applicable federal and state laws, rules and regulations, and the Company’s Second Amended and Restated Declaration of Trust, as further amended from time to time (“Declaration of Trust”);

(iii)

such investment policies, directives, regulatory restrictions as the Company may from time to time establish or issue and communicate to the Adviser in writing; and

(iv)

the Company’s compliance policies and procedures as applicable to the Adviser and as administered by the Company’s chief compliance officer.

(b)

Responsibilities of Adviser. Without limiting the generality of the foregoing, the Adviser shall during the term and subject to the provisions of this Agreement:

(i)

determine the composition and allocation of the Company’s investment portfolio, the nature and timing of any changes therein and the manner of implementing such changes;

(ii)

identify, evaluate and negotiate the structure of the investments made by the Company;

(iii)

perform due diligence on prospective portfolio companies;

(iv)

execute, close, service and monitor the Company’s investments;

(v)

determine the securities and other assets that the Company shall purchase, retain, or sell;

(vi)

provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds; and

(vii)

to the extent permitted under the 1940 Act and the Advisers Act, on the Company’s behalf, and in coordination with any Sub-Adviser (as defined below) and any administrator, provide significant managerial assistance to those portfolio companies to which the Company is required to provide such assistance under the 1940 Act, including utilizing appropriate personnel of the Adviser to, among other things, monitor the operations of the Company’s portfolio companies, participate in board and management meetings, consult with and advise officers of portfolio companies and provide other organizational and financial consultation.

(c)

 Power and Authority. To facilitate the Adviser’s performance of these undertakings, but subject to the restrictions contained herein, the Company hereby delegates to the Adviser (which power and authority may be delegated by the Adviser to one or more Sub-Advisers), and the Adviser hereby accepts, the power and authority to act on behalf of the Company to effectuate investment decisions for the Company, including the negotiation, execution and delivery of all documents relating to the Company’s investments and the placing of orders for other purchase or sale transactions on behalf of the Company. In the event that the Company determines to acquire debt or other financing (or to refinance existing debt or other financing), the Adviser shall use commercially reasonable efforts to arrange for such financing on the Company’s behalf, subject to the oversight and approval of the Board of Trustees. If it is necessary for the Adviser to make investments on behalf of the Company through a special purpose vehicle, the Adviser shall have authority to create, or arrange for the creation of, such special purpose vehicle and to make investments through such special purpose vehicle in accordance with applicable law. The Company also grants to the Adviser power and authority to engage in all activities and transactions (and anything incidental thereto) that the Adviser deems appropriate, necessary or advisable to carry out its duties pursuant to this Agreement.

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(d)

Acceptance of Appointment. The Adviser hereby accepts such appointment and agrees during the term hereof to render the services described herein for the compensation provided herein, subject to the limitations contained herein.

(e)

Sub-Advisers. The Adviser is hereby authorized to enter into one or more sub-advisory agreements (each a “Sub-Advisory Agreement”) with other investment advisers (each a “Sub-Adviser”) pursuant to which the Adviser may obtain the services of the Sub-Adviser(s) to assist the Adviser in fulfilling its responsibilities hereunder, subject to the oversight of the Adviser and/or the Company, with the scope of such services and oversight to be set forth in each Sub-Advisory Agreement.

(i)

The Adviser, and not the Company, shall be responsible for any compensation payable to any Sub-Adviser; provided, however, that the Adviser shall have the right to direct the Company to pay directly any Sub-Adviser the amounts due and payable to such Sub-Adviser from the fees and expenses otherwise payable to the Adviser under this Agreement.

(ii)

Any Sub-Advisory Agreement entered into by the Adviser shall be in accordance with the requirements of the 1940 Act and the Advisers Act, including the requirements of the 1940 Act relating to Board of Trustees and Company shareholder approval thereunder, and other applicable federal and state law.

(iii)

Any Sub-Adviser shall be subject to the same fiduciary duties as are imposed on the Adviser pursuant to this Agreement, the 1940 Act and the Advisers Act, as well as other applicable federal and state law.

(f)

Independent Contractor Status. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

(g)

Record Retention. Subject to review by and the overall control of the Board of Trustees, the Adviser shall maintain and keep all books, accounts and other records of the Adviser that relate to activities performed by the Adviser hereunder as required under the 1940 Act and the Advisers Act. The Adviser agrees that all records that it maintains and keeps for the Company shall at all times remain the property of the Company, shall be readily accessible during normal business hours, and shall be promptly surrendered to the Company upon the termination of this Agreement or otherwise on written request by the Company. The Adviser further agrees that the records that it maintains and keeps for the Company shall be preserved in the manner and for the periods prescribed by the 1940 Act, unless any such records are earlier surrendered as provided above. The Adviser shall have the right to retain copies, or originals where required by Rule 204-2 promulgated under the Advisers Act, of such records to the extent required by applicable law. The Adviser shall maintain records of the locations where books, accounts and records are maintained among the persons and entities providing services directly or indirectly to the Adviser or the Company.

3

2.

Expenses Payable by the Company.

(a)

Adviser Personnel. Other than as set forth in Section 2(b)(iii), all investment personnel of the Adviser, when and to the extent engaged in providing investment advisory services and managerial assistance hereunder, and the compensation and routine overhead expenses of such personnel allocable to such services, shall be provided and paid for by the Adviser and not by the Company.

(b)

Company’s Costs. Subject to the limitations on expense reimbursement of the Adviser as set forth in Sections 2(a) and 2(c), the Company, either directly or through reimbursement to the Adviser, shall bear all costs and expenses of its investment operations and its investment transactions, including costs and expenses relating to:

(i)

the making of investments, including third party fees and expenses with respect to or associated with identifying, negotiating, evaluating, including due diligence, and investing in, portfolio companies and securities;

(ii)

monitoring investments, including expenses and fees payable to third parties with respect to performance, operational and legal review and compliance and investment oversight and reporting;

(iii)

direct costs associated with managerial assistance provided or otherwise made available to the Company’s portfolio companies;

(iv)

valuing investments, including expenses and fees payable to third parties with respect to the valuation of the Company’s investments;

(v)

liquidating investments, including expenses and fees payable to third parties in connection with identifying and evaluating purchasers, and negotiating and finalizing terms of liquidation; and

(vi)

portfolio expenses, including expenses and fees associated with the holding of or investment in the portfolio company or security.

(c)

Portfolio Company Compensation. In certain circumstances the Adviser, any Sub-Adviser or any of their respective Affiliates, may receive compensation from a portfolio company in connection with the Company’s investment in such portfolio company. Any compensation received by the Adviser, Sub-Adviser or any of their respective Affiliates, attributable to the Company’s investment in any portfolio company, in excess of any of the limitations in, or exemptions granted from, the 1940 Act, any interpretation thereof by the staff of the SEC, or the conditions set forth in any exemptive relief granted to the Adviser, any Sub-Adviser or the Company by the SEC, shall be delivered promptly to the Company and the Company will retain such excess compensation for the benefit of its shareholders, subject to (i) applicable law and (ii) maintaining the Company’s compliance with Subchapter M of the Internal Revenue Code of 1986, as amended.

4

(d)

Reimbursement of Organization and Offering Expenses.

(i)

The Company shall be obligated to reimburse the Adviser for all current Organization and Offering Expenses, as defined in the Declaration of Trust, and all prior Organization and Offering Expenses actually paid by, or incurred on behalf of, the Adviser and not already reimbursed by the Company (the “Reimbursable O & O Expenses”) as follows:

(a)

For the aggregate gross proceeds from the sale of the Company’s securities (the “Offering Proceeds”) in the initial amount of $2,250,000, the Company shall reimburse the applicable party for such Reimbursable O & O Expenses up to a maximum of $112,500 under this Agreement.

(b)

After the Offering Proceeds exceed $2,250,000, then the Company shall reimburse the applicable party for such Reimbursable O & O Expenses to the extent that the Reimbursable O & O Expenses, together with all prior Organization and Offering Expenses for which the applicable parties have received reimbursement, do not exceed an amount greater than 1.5% of the Offering Proceeds. The Adviser shall be responsible for the payment of the Organization and Offering Expenses to the extent they exceed 1.5% of the Offering Proceeds, without recourse against or reimbursement by the Company. The Adviser agrees that it will not seek reimbursement from the Company for Organization and Offering Expenses in excess of 1.5% of the Offering Proceeds to which the Registration Statement on Form N-2 as declared effective by the SEC relates.

(c)

The Company acknowledges that it shall be responsible to ensure that any reimbursement to any person for deferred Organization and Offering Expenses, including any interest thereon, if any, shall not exceed the 18% limitation on Front End Fees (as defined and set forth in the Declaration of Trust), regardless of the source of payment.

(ii)

No later than five business days following the beginning of each month, the Adviser shall prepare a reasonably detailed statement documenting the Reimbursable O & O Expenses incurred during the immediately preceding month and the calculation of the reimbursement thereof and shall deliver such statement to the Company’s administrator prior to full reimbursement. Such statement shall also include instructions from the Adviser with respect to its election to defer any portion of such reimbursement. The Adviser, by written instruction to the Company’s administrator in accordance with paragraph (iii) or (iv) of this Section 2(d), shall have the right to elect to waive or defer all or a portion of the reimbursement of the Reimbursable O & O Expenses that would otherwise be payable to it. Any such reimbursement which the Adviser has not elected to waive or defer shall be made in cash within thirty (30) calendar days following the Adviser’s delivery to the Company of such statement;

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(iii)

Waiver of reimbursement of Reimbursable O & O Expenses - No later than five business days following the beginning of each month, the Adviser shall notify the Company’s administrator in writing that it is electing to waive a portion or all of the reimbursement of the Reimbursable O & O Expenses that it would otherwise be payable to it;

(iv)

Deferral of reimbursement of Reimbursable O & O Expenses - Any portion of a reimbursement of the Reimbursable O & O Expenses otherwise payable to the Adviser and not paid over to the Adviser with respect to any month pursuant to a deferral election made by the Adviser under this paragraph shall be so deferred without interest and may be paid over on any specified later date as the Adviser may determine. If the Adviser so determines to have such deferred reimbursements paid over on such specified date, it shall provide the Company’s administrator with written notice of such determination at least thirty (30) days, but no more than sixty (60) days, prior to such specified date.

3.

Compensation of the Adviser.

The Company agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a management fee (“Management Fee”) and an incentive fee (“Incentive Fee”) as hereinafter set forth. Any of the fees payable to the Adviser under this Agreement for any partial month or calendar quarter shall be appropriately prorated. The fees payable to the Adviser as set forth in this Agreement shall be calculated using a detailed calculation policy and procedures approved by the Adviser and the Board of Trustees, including a majority of the Company’s trustees who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of any such party (“Independent Trustees”), and shall be consistent with the calculation of such fees as set forth in this Section. Modifications of the detailed calculation policy and procedures may be approved by both the Adviser and the Board of Trustees, including a majority of the Independent Trustees, without requiring shareholder approval, provided the modifications do not increase the Management Fee or Incentive Fee.

For purposes of computing Incentive Fee, the detailed calculation policy and procedures will look through derivatives or swaps, as if the Company owned the assets directly.

(a)

Management Fee. The Management Fee is calculated at an annual rate of 1.5% of the Company’s average gross assets, is payable monthly in arrears and is calculated based on the average value of the Company’s gross assets at the end of the two most recently completed calendar months. The determination of gross assets will reflect changes in the fair market value of portfolio investments reflecting both realized and unrealized capital appreciation. For purposes of computing the Management Fee, cash and cash equivalents are excluded from the definition of gross assets.

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(b)

Incentive Fee.

The Incentive Fee is divided into two parts: (1) a subordinated incentive fee on income, and (2) an incentive fee on capital gains.

The subordinated incentive fee on income is earned on pre-incentive fee net investment income and shall be determined and payable in arrears as of the end of each calendar quarter during which this Agreement is in effect. In the case of a liquidation or if this Agreement is terminated, the fee will also become payable as of the effective date of the event.

The subordinated incentive fee on income for each calendar quarter will be calculated as follows:

•     No subordinated incentive fee on income will be payable in any calendar quarter in which the pre-incentive fee net investment income does not exceed a quarterly return to shareholders of 1.75% on average adjusted capital (the “quarterly preferred return.”)

•     100% of the pre-incentive fee net investment income, if any, that exceeds the quarterly preferred return, but is less than or equal to 2.1875% of average adjusted capital in any quarter, will be payable to the Adviser.

•     For any quarter in which pre-incentive fee net investment income exceeds 2.1875% of average adjusted capital, the subordinated incentive fee on income shall equal 20% of pre-incentive fee net investment income.

•     “Pre-incentive fee net investment income” is defined as investment income and any other income accrued during the calendar quarter, minus operating expenses for the quarter, including the Management Fee under this Agreement, expenses payable under this Agreement, and the Administrative Services Agreement between the Company and the Adviser, any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee under this Agreement. Pre-incentive fee net investment income does not include any expense support payments and/or any reimbursement by the Company of expense support payments (as defined in the Expense Support and Conditional Reimbursement Agreement) nor any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation, except for net investment income associated with derivatives or swaps, as provided herein.

•     Adjusted capital is defined as (a) cumulative proceeds generated from sales of common stock, including proceeds from the distribution reinvestment plan, net of sales loads (sales commissions and dealer manager fees) and (b) reduced for (i) distributions paid to shareholders that represent return of capital on a tax basis and (ii) amounts paid for share repurchases pursuant to the share repurchase program, if any.

The incentive fee on capital gains will be earned on liquidated investments and shall be determined and payable in arrears as of the end of each calendar year during which this Agreement is in effect. In the case of a liquidation, or if this Agreement is terminated, the fee will also become payable as of the effective date of such event. The annual fee will equal (i) 20% of realized capital gains on a cumulative basis from inception, net of all realized capital losses on a cumulative basis from inception and unrealized depreciation, less (ii) the aggregate amount, if any, previously paid incentive fees on capital gains.

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The incentive fee on capital gains will disregard any net investment income associated with derivatives or swaps that is treated as capital gains pursuant to generally accepted accounting principles but included in pre-incentive fee net investment income for purposes of the calculation of subordinated incentive fee on income.

(c)

Waiver or Deferral of Fees.

The Adviser shall have the right to elect to waive or defer all or a portion of the Management Fee and/or Incentive Fee that would otherwise be paid to it. Prior to the payment of any fee to the Adviser, the Company shall obtain written instructions from the Adviser with respect to any waiver or deferral of any portion of such fees. Any portion of a deferred fee payable to the Adviser and not paid over to the Adviser with respect to any month, calendar quarter or year shall be deferred without interest and may be paid over in any such other month prior to the termination of this Agreement, as the Adviser may determine upon written notice to the Company.

4.

Covenant of the Adviser.

The Adviser is registered as an investment adviser under the Advisers Act on the effective date of this Agreement as set forth in Section 10, and shall maintain such registration, until the expiration or termination of this Agreement. The Adviser agrees that its activities shall at all times comply in all material respects with all applicable federal and state laws governing its operations and investments. The Adviser agrees to observe and comply with applicable provisions of the code of ethics adopted by the Company pursuant to Rule 17j-1 under the 1940 Act, as such code of ethics may be amended from time to time.

5.

Brokerage Commissions.

The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Company to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith, taking into account factors, including price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Company’s portfolio, and is consistent with the Adviser’s duty to seek the best execution on behalf of the Company. Notwithstanding the foregoing, with regard to transactions with or for the benefit of the Company, the Adviser may not pay any commission or receive any rebates or give-ups, nor participate in any business arrangements which would circumvent this restriction.

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6.

Other Activities of the Adviser.

The services of the Adviser to the Company are not exclusive, and the Adviser may engage in any other business or render similar or different services to others including the direct or indirect sponsorship or management of other investment-based accounts or commingled pools of capital, however structured, having investment objectives similar to or different from those of the Company, and nothing in this Agreement shall limit or restrict the right of any officer, director, shareholder (and their shareholders or members, including the owners of their shareholders or members), officer or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Company’s portfolio companies, subject to applicable law). The Adviser assumes no responsibility under this Agreement other than to render the services set forth herein.

During the term of this Agreement and for a period of one year following any termination or nonrenewal of this Agreement for any reason, the Company shall not, directly or indirectly on behalf of itself or any other person or entity: (a) solicit the employment of or employ any partners, shareholders, trustees, officers, employees, consultants and/or associated persons (each, an “Associate”) of the Adviser, any Sub-Adviser or any of their respective Affiliates (collectively, “Adviser Persons”) or any person or entity who was an Associate of an Adviser Person during the one-year period preceding such proposed solicitation or employment, or (b) induce, persuade or attempt to induce or persuade the discontinuation of, or in any way interfere or attempt to interfere with, the relationship between an Adviser Person and any Associate of such Adviser Person or any person or entity who was an Associate of such Adviser Person during the one-year period preceding such proposed inducement, persuasion or interference or attempted inducement, persuasion or interference. The parties intend that any provision of this Section 6 held invalid, illegal or unenforceable only in part or degree because of the duration or geographic scope thereof shall remain in full force to the extent not held invalid, illegal or unenforceable.

For purposes of this Agreement, “Affiliate” or “Affiliated” or any derivation thereof means with respect to any individual, corporation, partnership, trust, joint venture, limited liability company or other entity or association (“Person”): (a) any Person directly or indirectly owning, controlling, or holding, with the power to vote, 10% or more of the outstanding voting securities of such other Person; (b) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (c) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (d) any executive officer, director, trustee or general partner of such other Person; or (e) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.

7.

Responsibility of Dual Trustees, Officers and/or Employees.

If any person who is a director, officer, shareholder or employee of the Adviser is or becomes a trustee, officer, shareholder and/or employee of the Company and acts as such in any business of the Company, then such trustee, officer, shareholder and/or employee of the Adviser shall be deemed to be acting in such capacity solely for the Company, and not as a trustee, officer, shareholder or employee of the Adviser or under the control or direction of the Adviser, even if paid by the Adviser.

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8.

Indemnification.

(a)

Indemnification. Subject to Section 9, the Adviser, any Sub-Adviser, each of their trustees, officers, shareholders or members (and their shareholders or members, including the owners of their shareholders or members), agents, employees, controlling persons (as determined under the 1940 Act (“Controlling Persons”)) and any other person or entity Affiliated with, or acting on behalf of, the Adviser or Sub-Adviser (each an “Indemnified Party” and, collectively, the “Indemnified Parties”) shall not be liable to the Company for any action taken or omitted to be taken by any such Indemnified Party in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Company (except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services), and the Company shall indemnify, defend and protect the Indemnified Parties (each of whom shall be deemed a third party beneficiary hereof) and hold them harmless from and against all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) (“Losses”) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of the Indemnified Parties’ duties or obligations under this Agreement, any Sub-Advisory Agreement, or otherwise as an investment adviser of the Company to the extent such Losses are not fully reimbursed by insurance and otherwise to the fullest extent such indemnification would not be inconsistent with the Declaration of Trust, the 1940 Act, the laws of the State of Delaware and other applicable law.

(b)

Advancement of Funds. The Company shall be permitted to advance funds to the Indemnified Parties for legal expenses and other costs incurred as a result of any legal action for which indemnification is being sought only if all of the following conditions are met:

(i)

the legal action relates to acts or omissions with respect to the performance of duties or services on behalf of the Company;

(ii)

the Indemnified Party provides the Company with written affirmation of the Indemnified Party’s good faith belief that the Indemnified Party has met the standard of conduct necessary for indemnification by the Company;

(iii)

the legal action is initiated by a third party who is not a Company stockholder, or the legal action is initiated by a Company stockholder and a court of competent jurisdiction specifically approves such advancement; and

(iv)

the Indemnified Party undertakes to repay the advanced funds to the Company, allocated as advanced, together with the applicable legal rate of interest thereon, in cases in which the Indemnified Party is not found to be entitled to indemnification pursuant to a final, non-appealable decision of a court of competent jurisdiction.

(c)

The Adviser shall indemnify the Company, and its Affiliates and Controlling Persons, for any Losses that the Company or its Affiliates and Controlling Persons may sustain as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including the federal and state securities laws.

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9.

Limitation on Indemnification.

Notwithstanding Section 8(a) to the contrary, nothing contained herein shall protect or be deemed to protect any of the Indemnified Parties against or entitle or be deemed to entitle any of the Indemnified Parties to indemnification in respect of, any Losses to the Company or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s or Sub-Adviser’s duties or by reason of the reckless disregard of the Adviser’s or Sub-Adviser’s duties and obligations under this Agreement or any Sub-Advisory Agreement (to the extent applicable, as the same shall be determined in accordance with the 1940 Act and any interpretations or guidance by the SEC or its staff thereunder).

In addition, notwithstanding any of the foregoing to the contrary, the provisions of Section 8 and this Section 9 shall not be construed so as to provide for the indemnification of any Indemnified Party for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of Section 8 and this Section 9 to the fullest extent permitted by law.

10.

Effectiveness, Duration and Termination of Agreement.

(a)

Term and Effectiveness. This Agreement shall become effective as of the first date written above. Once effective, this Agreement shall remain in effect for two years, and thereafter shall continue automatically for successive one-year periods, provided that such continuance is specifically approved at least annually by: (i) the vote of the Board of Trustees, or by the vote of a majority of the outstanding voting securities of the Company, and (ii) the vote of a majority of the Independent Trustees, in accordance with the requirements of the 1940 Act.

(b)

Termination. This Agreement may be terminated at any time, without the payment of any penalty: (i) by the Company upon 60 days’ prior written notice to the Adviser upon: (A) the vote of a majority of the outstanding voting securities of the Company (as “majority” is defined in Section 2(a)(42) of the 1940 Act), or (B) the vote of the Board of Trustees; or (ii) by the Adviser upon not less than 120 days’ prior written notice to the Company. This Agreement shall automatically terminate in the event of its “assignment” (as such term is defined for purposes of construing Section 15(a)(4) of the 1940 Act). The provisions of Sections 8 and 9 shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Adviser shall be entitled to any amounts owed to it under Section 3 through the date of termination or expiration and Sections 8 and 9 shall continue in force and effect and apply to the Adviser and its representatives as and to the extent applicable.

(c)

Payments to Adviser Upon Termination.

(i)

After the termination of this Agreement, the Adviser shall not be entitled to compensation for further services provided hereunder except that it shall be entitled to receive from the Company within 30 days after the effective date of such termination all unpaid reimbursements and all earned but unpaid fees payable to the Adviser prior to termination of this Agreement, including any deferred fees.

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(ii)

In the event of a termination by the Adviser pursuant to Section 10(b)(ii), above, the Adviser shall pay all direct expenses incurred as a direct result of its withdrawal up to but not exceeding $250,000.

(iii)

Duties of Adviser Upon Termination. The Adviser shall promptly upon termination:

(a)

deliver to the Board of Trustees a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to the Board of Trustees;

(b)

deliver to the Board of Trustees all assets and documents of the Company then in custody of the Adviser; and

(c)

cooperate with the Company to provide an orderly transition of services.

The following provision in this Section 10 shall apply for only so long as the shares of the Company are not listed on a national securities exchange.

(d)

Other Matters. Upon termination of the Adviser, the Company may terminate the Adviser’s interest in the Company’s revenues, expenses, income, losses, distributions and capital by payment of an amount equal to the then present fair market value of the terminated Adviser’s interest, determined by agreement of the terminated Adviser, any Sub-Adviser and the Company. If the Company, any Sub-Adviser and the Adviser cannot agree upon such amount, then such amount will be determined in accordance with the then current rules of the American Arbitration Association. The expenses of such arbitration shall be borne equally by the terminated Adviser and the Company. The Company shall also pay to the Adviser any remaining unreimbursed Reimbursable O & O Expenses to the extent that such Reimbursable O & O Expenses, together with all past Organization and Offering Expenses for which the Adviser has received reimbursement, do not exceed 1.5% of the Offering Proceeds. The method of payment to the terminated Adviser shall be fair and shall protect the solvency and liquidity of the Company.

11.

Proxy Voting.

The Adviser will exercise voting rights on any assets held in the portfolio securities of portfolio companies. The Adviser is obligated to furnish to the Company, in a timely manner, a record of all proxies voted in such form and format that complies with applicable federal statutes and regulations.

12.

Notices.

Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at the address listed below or at such other address for a party as shall be specified in a notice given in accordance with this Section 12.

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13.

Amendments.

This Agreement may be amended by mutual written consent of the parties; provided that the consent of the Company is required to be obtained in conformity with the requirements of the 1940 Act.

14.

Severability.

If any provision of this Agreement shall be declared illegal, invalid, or unenforceable in any jurisdiction, then such provision shall be deemed to be severable from this Agreement (to the extent permitted by law) and in any event such illegality, invalidity or unenforceability shall not affect the remainder hereof.

15.

Counterparts.

This Agreement may be executed in counterparts, each of which shall be deemed to be an original copy and all of which together shall constitute one and the same instrument binding on all parties hereto, notwithstanding that all parties shall not have signed the same counterpart.

16.

Governing Law.

Notwithstanding the place where this Agreement may be executed by any of the parties hereto and the provisions of Sections 8 and 9, this Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to any conflicts of laws principles thereof. For so long as the Company is regulated as a BDC under the 1940 Act, this Agreement shall also be construed in accordance with the applicable provisions of the 1940 Act and the Advisers Act. In such case, to the extent the applicable laws of the State of New York or any of the provisions herein conflict with the provisions of the 1940 Act or the Advisers Act, the 1940 Act and the Advisers Act shall control.

17.

Third Party Beneficiaries.

Except for any Sub-Adviser (with respect to Sections 6, 8 and 10(d)) and any Indemnified Party, such Sub-Adviser and the Indemnified Parties each being an intended beneficiary of this Agreement, this Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein express or implied shall give or be construed to give to any person, other than the parties hereto and such assigns, any legal or equitable rights hereunder.

18.

Entire Agreement.

This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof.

19.

Survival.

The provisions of Sections 2(c), 2(d), 8, 9, 10, 16, 17 and this Section 19 shall survive termination of this Agreement.

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20.

Insurance.

The Company shall acquire and maintain a directors and officers liability insurance policy or similar insurance policy, which may name the Adviser and any Sub-Adviser each as an additional insured party (each an “Additional Insured Party” and collectively, the “Additional Insured Parties”). Such insurance policy shall include reasonable coverage from a reputable insurer. The Company shall make all premium payments required to maintain such policy in full force and effect; provided, however, each Additional Insured Party, if any, shall pay to the Company, in advance of the due date of such premium, its allocated share of the premium. Irrespective of whether the Adviser and any Sub-Adviser is a named Additional Insured Party on such policy, the Company shall provide the Adviser and any Sub-Adviser with written notice upon receipt of any notice of: (a) any default under such policy; (b) any pending or threatened termination, cancellation or non-renewal of such policy or (c) any coverage limitation or reduction with respect to such policy. The foregoing provisions of this Section 20 notwithstanding, the Company shall not be required to acquire or maintain any insurance policy to the extent that the same is not available upon commercially reasonable pricing terms or at all, as determined in good faith by the required majority (as defined in Section 57(o) of the 1940 Act) of the Board of Trustees.

21.

Brand Usage.

The Adviser conducts its investment advisory business under, and owns all rights to, the trademark “FS/KKR Advisor” and the “FS/KKR Advisor” design (collectively, the “Brand”). In connection with the Company’s (a) public filings; (b) requests for information from state and federal regulators; (c) offering materials and advertising materials; and (d) investor communications, the Company may state in such materials that investment advisory services are being provided by the Adviser to the Company under the terms of this Agreement. The Adviser hereby grants a non-exclusive, non-transferable, non-sublicensable and royalty-free license (the “License”) to the Company for the use of the Brand solely as permitted in the foregoing sentence. Prior to using the Brand in any manner, the Company shall submit all proposed uses to the Adviser for prior written approval solely to the extent the Company’s use of the Brand or any combination or derivation thereof has materially changed from the Company’s use of the Brand previously approved by the Adviser. The Adviser reserves the right to terminate the License immediately upon written notice for any reason, including if the usage is not in compliance with its standards and policies. Notwithstanding the foregoing, the term of the License granted under this Section 21 shall be for the term of this Agreement only, including renewals and extensions, and the right to use the Brand as provided herein shall terminate immediately upon the termination of this Agreement. The Company agrees that the Adviser is the sole owner of the Brand, and any and all goodwill in the Brand arising from the Company’s use shall inure solely to the benefit of the Adviser. Without limiting the foregoing, the License shall have no effect on the Company’s ownership rights of the works within which the Brand shall be used.

[Remainder of Page Intentionally Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

CORPORATE CAPITAL TRUST II a Delaware statutory trust 555 California Street, 50th Floor San Francisco, California 94104

By:
Name:
Title:

FS/KKR ADVISER, LLC a Delaware limited liability company [ ]

By:
Name:
Title:

[Signature Page to Investment Advisory Agreement]